UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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☒	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

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FutureTech II Acquisition Corp.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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FutureTech II Acquisition Corp.

128 Gail Drive

New Rochelle, NY 10805

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON AUGUST 14, 2025

To the Stockholders of FutureTech II Acquisition Corp.:

You are cordially invited to attend the special meeting (the “special meeting”) of stockholders of FutureTech II Acquisition Corp. (“FutureTech,” the “Company,” “we,” “us” or “our”) to be held on August 14, 2025 at 10:00amas a virtual meeting via the following information:

FutureTech II Acquisition Corp. Virtual Special Shareholder Meeting Information

Meeting Date: Thursday, August 14, 2025

Meeting Time: 10:00 a.m. Eastern Time

Special Meeting webpage (information, webcast, telephone access and replay):

https://www.cstproxy.com/futuretechii/2025

Telephone access (listen-only):

Within the U.S. and Canada: 1 800-450-7155 (toll-free)

Outside of the U.S. and Canada: +1 857-999-9155 (standard rates apply)

Conference ID: 9201360#

The Notice of Special Meeting of Stockholders, the Proxy Statement and the proxy card accompanying this letter are also available at https://www.cstproxy.com/futuretechii/2025. We are first mailing these materials to our stockholders on or about July __, 2025.

As discussed in the enclosed Proxy Statement, the purpose of the Special Meeting is to consider and vote upon the following proposals:

●	a proposal to amend (the “Charter Amendment”) FutureTech’s amended and restated certificate of incorporation (as amended, the “Charter”) to extend the date by which FutureTech has to consummate a business combination for an additional twelve months, from August 18, 2025 (the “Termination Date”) to up to August 18, 2026, by electing to extend the date to consummate an initial business combination on a monthly basis for up to twelve times by an additional one month each time after the Termination Date, until August 18, 2026 or a total of up to twelve months after the Termination Date, or such earlier date as determined by our board of directors (the “Board”), unless the closing of the Company’s initial business combination shall have occurred, which we refer to as the “Extension,” and such later date, the “Extended Date,” provided that FutureTech II Partners LLC (the “Sponsor”) (or its affiliates or permitted designees) will deposit into a trust account established for the benefit of the Company’s public stockholders (the “Trust Account”) the lesser of: (i) $___________ and (ii) an aggregate amount equal to $____ multiplied by the number of public shares of the Company that are not redeemed in connection with the stockholder vote to approve the Charter Amendment Proposal for each such one-month extension unless the closing of the Company’s initial business combination shall have occurred, in exchange for a non-interest bearing, unsecured promissory note payable upon consummation of a business combination (each, an “Extension Payment”); provided that, no such Extension Payment is due for any such extension after the approval of an initial business combination by the Company’s public stockholders (such proposal, the “Charter Amendment Proposal”); and

●	a proposal to direct (the “Adjournment Proposal”) the chairman of the special meeting to adjourn the special meeting to a later time, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the special meeting, there are not sufficient votes to approve the foregoing proposals.

Each of the Charter Amendment Proposal and Adjournment Proposal are more fully described in the accompanying proxy statement. The Adjournment Proposal will only be presented to our stockholders in the event, based upon the tabulated vote at the time of the special meeting, there are not sufficient votes to approve one or more of the other proposals set forth in the accompanying proxy statement.

The purpose of the Charter Amendment is to allow FutureTech more time to complete an initial business combination.

As previously announced, on September 16, 2024, FutureTech entered into an Agreement and Plan of Merger (the “Merger Agreement”), by and among FutureTech, Longevity Biomedical, Inc., a Delaware corporation (“Longevity”), LBI Merger Sub, Inc. (the “Merger Sub”), a Delaware corporation and direct, wholly-owned subsidiary of the Company, and Bradford A. Zakes, solely in the capacity as seller representative (the “Business Combination”). However, FutureTech’s charter provided that FutureTech has until August 18, 2025 to complete a business combination. While we are using our best efforts to complete the Business Combination as soon as practicable, our management and the board of directors of FutureTech (the “Board”) believe that there will not be sufficient time before the Termination Date of August 18, 2025 to complete the Business Combination. Accordingly, the Board believes that in order to be able to complete the Business Combination, we will need to obtain the Extension. The only way to obtain the Extension for the Company to complete the Business Combination (the “Combination Period”) is to have a separate stockholder vote to amend the current Charter.

i

The Company is working towards completing the Business Combination before December 31, 2025. The Company’s management believes that it can close the Business Combination before December 31, 2025. However, out of an abundance of caution, the Company is seeking an extension until August 18, 2026. If the Charter Amendment is approved, the Company will have the Combination Period extended to August 18, 2026.

Without the Extension, the Board believes that there is significant risk that we might not, despite our best efforts, be able to complete the Business Combination on or before the Termination Date. If that were to occur, we would be precluded from completing a business combination and would be forced to liquidate even if our stockholders are otherwise in favor of consummating a business combination.

Holders (“public stockholders”) of shares of FutureTech’s common stock sold in the IPO (“public shares”) may elect to redeem their shares for their pro rata portion of the funds available in the Trust Account in connection with the Charter Amendment Proposal (the “Election”) regardless of whether such public stockholders vote “FOR” or “AGAINST” the Charter Amendment Proposal and an Election can also be made by public stockholders who do not vote, or do not instruct their broker or bank how to vote, at the special meeting. Public stockholders may make an Election regardless of whether such public stockholders were holders as of the record date. FutureTech believes that such redemption right protects FutureTech’s public stockholders from having to sustain their investments for an unreasonably long period if FutureTech fails to find a suitable acquisition in the timeframe initially contemplated by its charter. In addition, regardless of whether public stockholders vote “FOR” or “AGAINST” the Charter Amendment Proposal, or do not vote, or do not instruct their broker or bank how to vote, at the special meeting, if the Charter Amendment Proposal is approved by the requisite vote of stockholders (and not abandoned), the remaining holders of public shares will retain their right to redeem their public shares for their pro rata portion of the funds available in the Trust Account upon consummation of a business combination.

On August 16, 2022, the Inflation Reduction Act of 2022 (the “IR Act”) was signed into federal law. The IR Act provides for, among other things, a new U.S. federal 1% excise tax (the “Excise Tax”) on certain repurchases of stock by publicly traded U.S. domestic corporations and certain U.S. domestic subsidiaries of publicly traded foreign corporations occurring on or after January 1, 2023. Any redemption of the shares of the common stock, par value $0.0001 per share, of the Company on or after January 1, 2023, such as the redemptions discussed herein, may be subject to the Excise Tax. The Company confirms that amounts placed in the Trust Account in connection with the Company’s initial public offering (“IPO”) and any Extension Payments, as well as any interest earned thereon, will not be used to pay for the Excise Tax.

On or before the 24-month anniversary of the effective date of the registration statement relating to the Company’s initial public offering, the Company maintained the investment of funds held in the Trust Account in U.S. government securities within the meaning set forth in Section 2(a)(16) of the Investment Company Act of 1940, as amended (the “Investment Company Act”), with a maturity of 185 days or less or in money market funds investing solely in United States government treasury obligations and meeting the conditions of paragraphs (d)(1), (d)(2), (d)(3) and (d)(4) of Rule 2a-7 under the Investment Company Act (or any successor rule). Following the 24-month anniversary of the effective date of the registration statement relating to the Company’s initial public offering, the Company has instructed Continental Stock Transfer & Trust Company, the trustee with respect to the Trust Account, to liquidate the U.S. government treasury obligations or money market funds held in the Trust Account and thereafter to hold all funds in the Trust Account in an interest bearing bank demand deposit account until the earlier of consummation of our initial business combination or liquidation of the Company. The current yield on the funds held in the Trust Account as of October 1, 2024 is 3.72%. A portion of the interest earned on the funds held in the Trust Account may be released to us to pay our taxes, if any, and certain other expenses as permitted.

To exercise your redemption rights, you must tender your shares to the Company’s transfer agent at least two business days prior to the special meeting (or by 5:00 p.m. on August 12, 2025 Eastern Time). You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.

As of July 11, 2025, there was approximately $___ million in the Trust Account, and the estimated redemption price is approximately $___ per share before deducting estimated taxes payable, and $_____ per share after deducting estimated taxes payable. The closing price of the Company’s common stock on July 11, 2025 was $11.78. The Company cannot assure stockholders that they will be able to sell their shares of the Company’s common stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

ii

FutureTech estimates that the per-share pro rata portion of the Trust Account will be approximately $____ at the time of the special meeting, after deducting estimated taxes payable. The closing price of FutureTech’s common stock on July 11, 2025 was $11.78. Accordingly, if the market price were to remain the same until the date of the special meeting, exercising redemption rights would result in a public stockholder receiving $0.20 less for each share than if such stockholder sold the shares in the open market. FutureTech cannot assure stockholders that they will be able to sell their shares of FutureTech common stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

If the Charter Amendment Proposal is not approved and we do not consummate a business combination by August 18, 2025, in accordance with our charter, or if the Charter Amendment Proposal is approved and we do not file such amendment to our charter, we will cease all operations except for the purpose of winding up and as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the public shares with the aggregate amount then on deposit in the Trust Account.

Shares of FutureTech’s Class A Common Stock and public warrants are quoted on the OTCID over-the-counter market. As a results we could face significant material adverse consequences, including:

●	a limited availability of market quotations for our securities;
●	reduced liquidity for our securities;
●	a determination that our shares of common stock are a “penny stock” which will require brokers trading in our shares of common stock to adhere to more stringent rules and possibly result in a reduced level of trading activity in the secondary trading market for our securities;
●	a limited amount of news and analyst coverage;
●	a decreased ability to issue additional securities or obtain additional financing in the future; and
●	the Company may be deemed a less attractive merger partner for a target company or business.

Nasdaq’s delisting of the Company’s securities from trading on its exchange may affect the Company’s ability to consummate its planned Business Combination with Longevity Biomedical Inc. We note that under the Merger Agreement, (i) the Company made covenant to maintain listing on Nasdaq during the Interim Period (which is from September 16, 2024 to the closing of the Business Combination), (ii) the listing of the post Business Combination combined company’s securities on Nasdaq is a condition precedent to closing of the Business Combination. The fact that the Company’s securities are not listed on Nasdaq may present certain challenges to listing the post Business Combination combined company’s securities on Nasdaq, such as the post Business Combination combined company’s ability to meet the listing requirements for Nasdaq, including the minimum per share bid price and the market value of unrestricted publicly held shares.

The “penny stock” rules are burdensome and may reduce the trading activity for shares of the Company’s common stock. For example, brokers trading in shares of the Company’s common stock would be required to deliver a standardized risk disclosure document, which specifies information about penny stocks and the nature and significance of risks of the penny stock market. The broker dealer also must provide the customer with bid and offer quotations for the penny stock, the compensation of the broker dealer and any salesperson in the transaction, and monthly account statements indicating the market value of each penny stock held in the customer’s account. In addition, the penny stock rules require that, prior to effecting a transaction in a penny stock not otherwise exempt from those rules, the broker dealer must make a special written determination that the penny stock is a suitable investment for the purchaser and receive the purchaser’s written agreement to the transaction. If the Company’s common stock is a “penny stock,” these disclosure requirements may have the effect of reducing the trading activity in the secondary market for the Company’s common stock. If the shares of the Company’s common stock are subject to the “penny stock” rules, the holders of such shares of the Company’s common stock may find it more difficult to sell their shares.

iii

The National Securities Markets Improvement Act of 1996, which is a federal statute, prevents or preempts the states from regulating the sale of certain securities, which are referred to as “covered securities.” Since the Company’s common stock and public warrants are not listed on Nasdaq, such securities do not qualify as covered securities under such statute. Further, since the Company’s common stock and public warrants are no longer listed on Nasdaq, these securities would not qualify as covered securities under such statute and the Company would be subject to regulation in each state in which it offers its securities.

The affirmative vote of at least sixty-five percent (65%) of the outstanding shares of our common stock is required to approve the Charter Amendment Proposal. The affirmative vote of at least a majority of the shares of common stock voted at the meeting is required to approve the Adjournment Proposal.

Notwithstanding stockholder approval of the Charter Amendment Proposal our Board will retain the right to abandon and not implement the Extension at any time without any further action by our stockholders. We reserve the right at any time to cancel the special meeting and not to submit to our stockholders the Charter Amendment Proposal or implement these proposals. In the event the special meeting is cancelled, we will dissolve and liquidate in accordance with our charter.

The Board has fixed the close of business on July 11, 2025 as the date for determining FutureTech stockholders entitled to receive notice of and vote at the special meeting and any adjournment thereof. Only holders of record of FutureTech common stock on that date are entitled to have their votes counted at the special meeting or any adjournment thereof.

You are not being asked to vote on the Business Combination at this time. If the Charter Amendment Proposal is approved and these amendments implemented, provided that you are a stockholder on the record cate for a meeting to consider the Business Combination, you will retain the right to vote on the Business Combination when it is submitted to stockholders and the right to redeem all or a portion of your public shares for cash in the event the Business Combination is approved and completed, or if we have not consummated an initial business combination by the deadline.

After careful consideration of all relevant factors, the Board has determined that the Charter Amendment Proposal and the Adjournment Proposal are fair to and in the best interests of FutureTech and its stockholders, has declared them advisable and recommends that you vote or give instruction to vote “FOR” them.

Under Delaware law and FutureTech’s bylaws, no other business may be transacted at the special meeting.

Enclosed is the proxy statement containing detailed information concerning the Charter Amendment Proposal and the Adjournment Proposal and the special meeting. Whether or not you plan to attend the special meeting, we urge you to read this material carefully and vote your shares.

We look forward to seeing you at the meeting.

Dated: July __, 2025
By Order of the Board of Directors,

/s/ Ray Chen
Ray Chen
Chairman of the Board of Directors

Your vote is important. Please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the special meeting. If you are a stockholder of record, you may also cast your vote in person at the special meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote in person at the special meeting by obtaining a proxy from your brokerage firm or bank. Your failure to vote or instruct your broker or bank how to vote will have the same effect as voting against each of the proposals.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held on August 14, 2025 at 10:00 a.m.: This notice of meeting and the accompanying proxy statement are available at https://www.cstproxy.com/futuretechii/2025.

iv

FutureTech II Acquisition Corp.

128 Gail Drive

New Rochelle, NY 10805

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON AUGUST 14, 2025

PROXY STATEMENT

The special meeting (the “special meeting”) of stockholders of FutureTech II Acquisition Corp. (“FutureTech,” the “Company,” “we,” “us” or “our”), a Delaware corporation, will be held on August 14, 2025 at 10:00 a.m., as a virtual meeting via the following information:

FutureTech II Acquisition Corp. Virtual Special Shareholder Meeting Information

Meeting Date: Thursday, August 14, 2025

Meeting Time: 10:00 a.m. Eastern Time

Special Meeting webpage (information, webcast, telephone access and replay):

https://www.cstproxy.com/futuretechii/2025

Telephone access (listen-only):

Within the U.S. and Canada: 1 800-450-7155 (toll-free)

Outside of the U.S. and Canada: +1 857-999-9155 (standard rates apply)

Conference ID: 9201360#

The Notice of Special Meeting of Stockholders, the Proxy Statement and the proxy card accompanying this letter are also available at https://www.cstproxy.com/futuretechii/2025. We are first mailing these materials to our stockholders on or about October 31, 2024.

The purpose of the Special Meeting is to consider and vote upon the following proposals:

●	a proposal to amend (the “Charter Amendment”) FutureTech’s amended and restated certificate of incorporation (as amended, the “Charter”) to extend the date by which FutureTech has to consummate a business combination for an additional twelve months, from August 18, 2025 (the “Termination Date”) to up to August 18, 2026, by electing to extend the date to consummate an initial business combination on a monthly basis for up to twelve times by an additional one month each time after the Termination Date, until August 18, 2026 or a total of up to twelve months after the Termination Date, or such earlier date as determined by our board of directors (the “Board”), unless the closing of the Company’s initial business combination shall have occurred, which we refer to as the “Extension,” and such later date, the “Extended Date,” provided that FutureTech II Partners LLC (the “Sponsor”) (or its affiliates or permitted designees) will deposit into a trust account established for the benefit of the Company’s public stockholders (the “Trust Account”) the lesser of: (i) $___________ and (ii) an aggregate amount equal to $_____ multiplied by the number of public shares of the Company that are not redeemed in connection with the stockholder vote to approve the Charter Amendment Proposal for each such one-month extension unless the closing of the Company’s initial business combination shall have occurred, in exchange for a non-interest bearing, unsecured promissory note payable upon consummation of a business combination (each, an “Extension Payment”); provided that, no such Extension Payment is due for any such extension after the approval of an initial business combination by the Company’s public stockholders (such proposal, the “Charter Amendment Proposal”); and

●	a proposal to direct (the “Adjournment Proposal”) the chairman of the special meeting to adjourn the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the special meeting, there are not sufficient votes to approve the foregoing proposals.

The purpose of the Charter Amendment is to allow FutureTech more time to complete an initial business combination.

As previously announced, on September 16, 2024, FutureTech entered into an Agreement and Plan of Merger (the “Merger Agreement”), by and among FutureTech, Longevity Biomedical, Inc., a Delaware corporation, LBI Merger Sub, Inc., a Delaware corporation and direct, wholly-owned subsidiary of the Company, and Bradford A. Zakes, solely in the capacity as seller representative (the “Business Combination”). FutureTech’s Charter provided that FutureTech has until August 18, 2025 to complete a business combination. Our management and Board believe that the Company does not have sufficient time to complete the Business Combination before August 18, 2025. Accordingly, in order to be able to complete the Business Combination, we will need to obtain the Extension. The only way to extend the time for the Company to complete the Business Combination (the “Combination Period”) is to have a separate stockholder vote to amend the current Charter. Without the Extension, the Board believes that there is significant risk that we might not, despite our best efforts, be able to complete the Business Combination on or before the Termination Date. If that were to occur, we would be precluded from completing the Business Combination and would be forced to liquidate even if our stockholders are otherwise in favor of consummating a business combination.

The Company is working towards completing the Business Combination before December 31, 2025 (the “Target Closing Date”). The Company’s management believes that it can close the Business Combination before the Target Closing Date; however, out of an abundance of caution, the Company is seeking extension until August 18, 2026. If the Charter Amendment is approved, the Company will have the Combination Period extended to August 18, 2026.

v

Shares of FutureTech’s Class A Common Stock and public warrants are quoted on the OTCID over-the-counter market, accordingly we could face significant material adverse consequences, including:

● a limited availability of market quotations for our securities;

● reduced liquidity for our securities;

● a determination that our shares of common stock are a “penny stock” which will require brokers trading in our shares of common stock to adhere to more stringent rules and possibly result in a reduced level of trading activity in the secondary trading market for our securities;

● a limited amount of news and analyst coverage;

● a decreased ability to issue additional securities or obtain additional financing in the future; and

● the Company may be deemed a less attractive merger partner for a target company or business.

We also note that Nasdaq’s delisting of the Company’s securities from trading on its exchange may affect the Company’s ability to consummate its planned Business Combination with Longevity Biomedical Inc. We note that under the Merger Agreement, (i) the Company made covenant to maintain listing on Nasdaq during the Interim Period (which is from September 16, 2024 to the closing of the Business Combination), (ii) the listing of the post Business Combination combined company’s securities on Nasdaq is a condition precedent to closing of the Business Combination. The fact that the Company’s securities are not listed on Nasdaq may present certain challenges to listing the post Business Combination combined company’s securities on Nasdaq, such as the post Business Combination combined company’s ability to meet the listing requirements for Nasdaq, including the minimum per share bid price and the market value of unrestricted publicly held shares.

The “penny stock” rules are burdensome and may reduce the trading activity for shares of the Company’s common stock. For example, brokers trading in shares of the Company’s common stock would be required to deliver a standardized risk disclosure document, which specifies information about penny stocks and the nature and significance of risks of the penny stock market. The broker dealer also must provide the customer with bid and offer quotations for the penny stock, the compensation of the broker dealer and any salesperson in the transaction, and monthly account statements indicating the market value of each penny stock held in the customer’s account. In addition, the penny stock rules require that, prior to effecting a transaction in a penny stock not otherwise exempt from those rules, the broker dealer must make a special written determination that the penny stock is a suitable investment for the purchaser and receive the purchaser’s written agreement to the transaction. If the Company’s common stock is a “penny stock,” these disclosure requirements may have the effect of reducing the trading activity in the secondary market for the Company’s common stock. If the shares of the Company’s common stock are subject to the “penny stock” rules, the holders of such shares of the Company’s common stock may find it more difficult to sell their shares.

The National Securities Markets Improvement Act of 1996, which is a federal statute, prevents or preempts the states from regulating the sale of certain securities, which are referred to as “covered securities.” Since the Company’s common stock and public warrants are not listed on Nasdaq, these securities would not qualify as covered securities under such statute and the Company would be subject to regulation in each state in which it offers its securities.

vi

The affirmative vote of at least sixty-five percent (65%) of the outstanding shares of our common stock is required to approve the Charter Amendment Proposal. The affirmative vote of at least a majority of the shares of common stock voted at the meeting is required to approve the Adjournment Proposal.

Holders (“public stockholders”) of shares of FutureTech’s common stock (“public shares”) sold in FutureTech’s initial public offering (“IPO”) may elect to redeem their shares for their pro rata portion of the funds available in the Trust Account in connection with the Charter Amendment Proposal (the “Election”) regardless of whether such public stockholders vote “FOR” or “AGAINST” the Charter Amendment Proposal and an Election can also be made by public stockholders who do not vote, or do not instruct their broker or bank how to vote, at the special meeting. Public stockholders may make an Election regardless of whether such public stockholders were holders as of the record date. In addition, regardless of whether public stockholders vote “FOR” or “AGAINST” the Charter Amendment Proposal, or do not vote, or do not instruct their broker or bank how to vote, at the special meeting, if the Charter Amendment Proposal is approved by the requisite vote of stockholders (and not abandoned), the remaining public stockholders will retain their right to redeem their public shares for their pro rata portion of the funds available in the Trust Account upon consummation of the business combination when it is submitted to the stockholders.

On August 16, 2022, the Inflation Reduction Act of 2022 (the “IR Act”) was signed into federal law. The IR Act provides for, among other things, a new U.S. federal 1% excise tax (the “Excise Tax”) on certain repurchases of stock by publicly traded U.S. domestic corporations and certain U.S. domestic subsidiaries of publicly traded foreign corporations occurring on or after January 1, 2023. Any redemption of the shares of the common stock, par value $0.0001 per share, of the Company on or after January 1, 2023, such as the redemptions discussed herein, may be subject to the Excise Tax. The Company confirms that amounts placed in the Trust Account in connection with the Company’s initial public offering and any Extension Payments, as well as any interest earned thereon, will not be used to pay for the Excise Tax.

On or before the 24-month anniversary of the effective date of the registration statement relating to the Company’s initial public offering, the Company maintained the investment of funds held in the Trust Account in U.S. government securities within the meaning set forth in Section 2(a)(16) of the Investment Company Act of 1940, as amended (the “Investment Company Act”), with a maturity of 185 days or less or in money market funds investing solely in United States government treasury obligations and meeting the conditions of paragraphs (d)(1), (d)(2), (d)(3) and (d)(4) of Rule 2a-7 under the Investment Company Act (or any successor rule). Following the 24-month anniversary of the effective date of the registration statement relating to the Company’s initial public offering, the Company has instructed Continental Stock Transfer & Trust Company, the trustee with respect to the Trust Account, to liquidate the U.S. government treasury obligations or money market funds held in the Trust Account and thereafter to hold all funds in the Trust Account in an interest bearing bank demand deposit account until the earlier of consummation of our initial business combination or liquidation of the Company. The current yield on the funds held in the Trust Account as of October 1, 2024 is 3.72%. A portion of the interest earned on the funds held in the Trust Account may be released to us to pay our taxes, if any, and certain other expenses as permitted.

The withdrawal of funds from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the redemption, and the amount remaining in the Trust Account may be significantly reduced from the approximately $____ million that was in the Trust Account as of July 11, 2025. In such event, FutureTech may need to obtain additional funds to complete a business combination and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

If the Charter Amendment Proposal is not approved and we do not consummate a business combination by August 18, 2025, in accordance with our Charter, or if the Charter Amendment Proposal is approved but we do not consummate a business combination by the Extended Date, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but no more than ten business days thereafter subject to lawfully available funds therefor, redeem the shares of Common Stock included as part of the units sold in the IPO (the “Offering Shares”), at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account not previously released to the Company to pay its taxes, if any (less up to $100,000 of interest to pay dissolution expenses), divided by the number of the then outstanding Offering Shares, which redemption will completely extinguish rights of the public stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in the case of clauses (ii) and (iii) to the Company’s obligations under the DGCL to provide for claims of creditors and the requirements of other applicable law.

vii

Prior to the IPO, FutureTech’s initial stockholders waived their rights to participate in any liquidation distribution with respect to their shares of common stock, par value $0.0001 per share, which were acquired by them prior to the IPO (the “founder shares”). As a consequence of such waivers, a liquidating distribution will be made only with respect to the public shares. There will be no distribution from the Trust Account with respect to FutureTech’s warrants, which will expire worthless in the event we wind up.

To protect amounts held in the Trust Account, the Sponsor has agreed that it will be liable to ensure that the proceeds in the Trust Account are not reduced by the claims of target businesses or claims of vendors or other entities that are owed money by us for services rendered or contracted for or products sold to us, but we cannot assure you that they will be able to satisfy its indemnification obligations if they are required to do so. Additionally, the agreement entered into by our Sponsor specifically provides for an exception to the indemnity it has given as to any claimed amounts owed to a target business or vendor or other entity who has executed an agreement with us waiving any claims against the Trust Account. We have not independently verified whether our Sponsor has sufficient funds to satisfy its indemnity obligations and believe that our Sponsor’s only assets are securities of our company. We have not asked our Sponsor to reserve for such indemnification obligations. As a result, if we liquidate, the per-share distribution from the Trust Account could be less than $10.20 due to claims or potential claims of creditors. We will distribute to all of our public stockholders, in proportion to their respective equity interests, an aggregate amount then on deposit in the Trust Account, including any interest earned on the funds held in the Trust Account not previously released to FutureTech to pay its taxes, if any (less up to $100,000 of interest to pay dissolution expenses).

As of July 11, 2025, there was approximately $____ million in the Trust Account, and the estimated redemption price is approximately $____ per share before deducting estimated taxes payable, and $____ per share after deducting estimated taxes payable. The last closing price of the Company’s common stock as of July 11, 2025 was $11.78. The Company cannot assure stockholders that they will be able to sell their shares of the Company’s common stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

Under the Delaware General Corporation Law (the “DGCL”), stockholders may be held liable for claims by third parties against a corporation to the extent of distributions received by them in a dissolution. The pro rata portion of our Trust Account distributed to our public stockholders upon the redemption of 100% of our outstanding public shares in the event we do not complete our initial business combination within the required time period may be considered a liquidation distribution under Delaware law. If the corporation complies with certain procedures set forth in Section 280 of the DGCL intended to ensure that it makes reasonable provision for all claims against it, including a 60-day notice period during which any third-party claims can be brought against the corporation, a 90-day period during which the corporation may reject any claims brought, and an additional 150-day waiting period before any liquidating distributions are made to stockholders, any liability of stockholders with respect to a liquidating distribution is limited to the lesser of such stockholder’s pro rata share of the claim or the amount distributed to the stockholder, and any liability of the stockholder would be barred after the third anniversary of the dissolution.

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However, because we will not be complying with Section 280 of the DGCL, Section 281(b) of the DGCL requires us to adopt a plan, based on facts known to us at such time that will provide for our payment of all existing and pending claims or claims that may be potentially brought against us within the subsequent ten years. However, because we are a blank check company, rather than an operating company, and our operations will be limited to searching for prospective target businesses to acquire, the only likely claims to arise would be from our vendors (such as lawyers, investment bankers, etc.) or prospective target businesses.

Approval of the Charter Amendment Proposal will constitute consent for FutureTech to instruct the trustee to (i) remove from the Trust Account an amount (the “Withdrawal Amount”) equal to the pro rata portion of funds available in the Trust Account relating to the redeemed public shares and (ii) deliver to the holders of such redeemed public shares their pro rata portion of the Withdrawal Amount. The remainder of such funds shall remain in the Trust Account and be available for use by FutureTech to complete a business combination on or before the Extended Date. Holders of public shares who do not redeem their public shares now, will retain their redemption rights and their ability to vote on a business combination through the Extended Date if the Charter Amendment Proposal is approved.

Notwithstanding stockholder approval of the Charter Amendment Proposal, our Board will retain the right to abandon and not implement the Extension at any time without any further action by our stockholders. We reserve the right at any time to cancel the special meeting and not to submit to our stockholders the Charter Amendment Proposal and implement the Charter Amendment. In the event the special meeting is cancelled, we will dissolve and liquidate in accordance with our charter.

The record date for the special meeting is July 11, 2025. Record holders of FutureTech common stock at the close of business on the record date are entitled to vote or have their votes cast at the special meeting. On the record date, there were 4,289,961 outstanding shares of FutureTech common stock. FutureTech’s warrants do not have voting rights.

This proxy statement contains important information about the special meeting and the proposals. Please read it carefully and vote your shares.

This proxy statement is dated July __, 2025, and is first being mailed to stockholders on or about that date.

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QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including the annexes to this proxy statement.

Q. Why am I receiving this proxy statement?

A. This proxy statement and the accompanying materials are being sent to you in connection with the solicitation of proxies by the Board, for use at the special meeting of stockholders to be held on Thursday, August 14, 2025 at 10:00 a.m., Eastern Time, at https://www.cstproxy.com/futuretechii/2025, or at any adjournments or postponements thereof. This proxy statement summarizes the information that you need to make an informed decision on the proposals to be considered at the special meeting.

FutureTech is a blank check company formed for the purpose of entering into a merger, stock exchange, asset acquisition, stock purchase, recapitalization, reorganization or other similar business combination with one or more businesses or entities. In February 2022, FutureTech consummated its IPO from which it derived gross proceeds of $115 million, including proceeds from the full exercise of the underwriters’ over-allotment option. Like most blank check companies, our charter provides for the return of the IPO proceeds held in trust to the holders of shares of common stock sold in the IPO if no qualifying business combinations are consummated on or before a certain date (in our case, August 18, 2025).

On September 16, 2024, FutureTech entered into that certain Agreement and Plan of Merger (the “Merger Agreement”) with Longevity Biomedical Inc and other parties thereto, and FutureTech’s management and Board believe that the Company does not have sufficient time to complete the Business Combination before the Termination Date of August 18, 2025. FutureTech’s Charter provided that FutureTech has until August 18, 2025 to complete a business combination. Accordingly, in order to be able to complete the Business Combination, we will need to obtain the Extension. The only way to extend the time for the Company to complete the Business Combination is to have a separate stockholder vote to amend the current Charter. The Board believes that it is in the best interests of the stockholders to continue FutureTech’s existence until the Extended Date in order to allow FutureTech more time to complete such business combination and is submitting this proposal to the stockholders to vote upon.

Q. What is being voted on?

A. You are being asked to vote on:

●	a proposal to amend (the “Charter Amendment”) FutureTech’s amended and restated certificate of incorporation (as amended, the “Charter”) to extend the date by which FutureTech has to consummate a business combination for an additional twelve months, from August 18, 2025 (the “Termination Date”) to up to August 18, 2026, by electing to extend the date to consummate an initial business combination on a monthly basis for up to twelve times by an additional one month each time after the Termination Date, until August 18, 2026 or a total of up to twelve months after the Termination Date, or such earlier date as determined by our board of directors (the “Board”), unless the closing of the Company’s initial business combination shall have occurred, which we refer to as the “Extension,” and such later date, the “Extended Date,” provided that FutureTech II Partners LLC (the “Sponsor”) (or its affiliates or permitted designees) will deposit into a trust account established for the benefit of the Company’s public stockholders (the “Trust Account”) the lesser of: (i) $___________ and (ii) an aggregate amount equal to $_____ multiplied by the number of public shares of the Company that are not redeemed in connection with the stockholder vote to approve the Charter Amendment Proposal for each such one-month extension unless the closing of the Company’s initial business combination shall have occurred, in exchange for a non-interest bearing, unsecured promissory note payable upon consummation of a business combination (each, an “Extension Payment”); provided that, no such Extension Payment is due for any such extension after the approval of an initial business combination by the Company’s public stockholders; and

●	a proposal to direct (the “Adjournment Proposal”) the chairman of the special meeting to adjourn the special meeting to a later time, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the special meeting, there are not sufficient votes to approve the foregoing proposal.

The Charter Amendment Proposal is essential to the overall implementation of the Board’s plan to complete a business combination. Approval of the Charter Amendment Proposal is a condition to the implementation of the Extension.

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You are not being asked to vote on the Business Combination at this time. If Charter Amendment Proposal is approved and the amendments implemented, provided that you are a stockholder on the record date for a meeting to consider the Business Combination, you will retain the right to vote on the Business Combination when it is submitted to stockholders and the right to redeem all or a portion of your public shares for cash in the event the Business Combination is approved and completed, or if we have not consummated an initial business combination by the deadline.

If the Extension is implemented, the stockholders’ approval of the Charter Amendment Proposal will constitute consent for FutureTech to remove the Withdrawal Amount from the Trust Account, deliver to the holders of such redeemed public shares their pro rata portion of the Withdrawal Amount and retain the remainder of the funds in the Trust Account for FutureTech’s use in connection with consummating a business combination on or before the Extended Date.

If the Charter Amendment Proposal is approved and the Extension is implemented, the removal of the Withdrawal Amount from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the Election. FutureTech cannot predict the amount that will remain in the Trust Account if the Charter Amendment Proposal is approved; and the amount remaining in the Trust Account may be significantly reduced from the approximately $___ million that was in the Trust Account as of July 11, 2025. In such event, FutureTech may need to obtain additional funds to complete a business combination and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

If the Charter Amendment Proposal is not approved and we have not consummated a business combination by August 18, 2025, or if the Charter Amendment Proposal is approved and we have not consummated a business combination by the Extended Date, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but no more than ten business days thereafter subject to lawfully available funds therefor, redeem the Offering Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account not previously released to the Company to pay its taxes, if any (less up to $100,000 of interest to pay dissolution expenses), divided by the number of the then outstanding Offering Shares, which redemption will completely extinguish rights of the public stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in the case of clauses (ii) and (iii) to the Company’s obligations under the DGCL to provide for claims of creditors and the requirements of other applicable law.

Notwithstanding stockholder approval of the Charter Amendment Proposal, our Board will retain the right to abandon and not implement the Extension at any time without any further action by our stockholders. We reserve the right at any time to cancel the special meeting and not to submit to our stockholders the Charter Amendment Proposal or implement any of amendments described in this proposal. In the event the special meeting is cancelled, we will dissolve and liquidate in accordance with the charter.

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Q. Why should I vote for the Charter Amendment Proposal?

A. The Board believes that (1) with respect to the Merger Agreement that the Company entered into on September 16, 2024 with Longevity Biomedical Inc and other related parties thereto, the Company does not have sufficient to time to complete the Business Combination and it is in the best interests of FutureTech and the stockholders to continue FutureTech’s existence until the Extended Date to complete and close the Business Combination; and that (2) stockholders should have an opportunity to evaluate an initial business combination, including the business combination contemplated under the Merger Agreement. Accordingly, the Board is proposing the Charter Amendment Proposal to extend the date by which FutureTech has to complete a business combination until the Extended Date and to allow for the Election.

The affirmative vote of the holders of at least sixty-five percent (65%) of all then outstanding shares of common stock is required to effect an amendment to FutureTech’s Charter, including any amendment that would extend its corporate existence beyond November 18, 2024. Additionally, FutureTech’s Charter requires that all public stockholders have an opportunity to redeem their public shares in the case FutureTech’s corporate existence is extended. We believe that this charter provision was included to protect FutureTech stockholders from having to sustain their investments for an unreasonably long period if FutureTech failed to find a suitable business combination in the timeframe contemplated by the charter. We also believe, however, that given FutureTech’s expenditure of time, effort and money on the potential business combinations with the targets it has identified and FutureTech has entered into the Merger Agreement with a target, circumstances warrant providing those who would like to consider whether a potential business combination with one or more of such targets is an attractive investment with an opportunity to consider such transaction, inasmuch as FutureTech is also affording stockholders who wish to redeem their public shares the opportunity to do so, as required under its charter. Accordingly, we believe the Extension is consistent with FutureTech’s charter and IPO prospectus.

Q. Why should I vote for the Charter Amendment Proposal?

A. The Board believes that (1) with respect to the Merger Agreement that the Company entered into on September 16, 2024 with Longevity Biomedical Inc and other related parties thereto, the Company does not have sufficient to time to complete the Business Combination and it is in the best interests of FutureTech and the stockholders to continue FutureTech’s existence until the Extended Date to complete and close the Business Combination; and that (2) stockholders should have an opportunity to evaluate an initial business combination, including the business combination contemplated under the Merger Agreement. Accordingly, the Board is proposing the Charter Amendment Proposal to extend the date by which FutureTech has to complete a business combination until the Extended Date and to allow for the Election.

The affirmative vote of the holders of at least sixty-five percent (65%) of all then outstanding shares of common stock is required to effect an amendment to FutureTech’s Charter, including any amendment that would extend its corporate existence beyond August 18, 2025. Additionally, FutureTech’s Charter requires that all public stockholders have an opportunity to redeem their public shares in the case FutureTech’s corporate existence is extended. We believe that this charter provision was included to protect FutureTech stockholders from having to sustain their investments for an unreasonably long period if FutureTech failed to find a suitable business combination in the timeframe contemplated by the charter. We also believe, however, that given FutureTech’s expenditure of time, effort and money on the potential business combinations with the targets it has identified and FutureTech has entered into the Merger Agreement with a target, circumstances warrant providing those who would like to consider whether a potential business combination with one or more of such targets is an attractive investment with an opportunity to consider such transaction, inasmuch as FutureTech is also affording stockholders who wish to redeem their public shares the opportunity to do so, as required under its charter. Accordingly, we believe the Extension is consistent with FutureTech’s charter and IPO prospectus.

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Q. How do the FutureTech insiders intend to vote their shares?

A. All of FutureTech’s directors, executive officers, initial stockholders, the Sponsor and their respective affiliates are expected to vote any common stock over which they have voting control (including any public shares owned by them) in favor of the Charter Amendment Proposal and Adjournment Proposal.

FutureTech’s directors, executive officers, initial stockholders and their respective affiliates are not entitled to redeem their founder shares. With respect to shares purchased on the open market by FutureTech’s directors, executive officers, initial stockholders and their respective affiliates, such public shares may be redeemed. On the record date, FutureTech’s directors, executive officers, initial stockholders and their affiliates beneficially owned and were entitled to vote 2,845,000 founder shares and 520,075 shares of Class A Common Stock, representing approximately 61.2% of FutureTech’s issued and outstanding common stock. FutureTech’s directors, executive officers, initial stockholders and their affiliates did not beneficially own any public shares as of such date.

FutureTech’s directors, executive officers, initial stockholders and their affiliates may choose to buy public shares in the open market and/or through negotiated private purchases. In the event that purchases do occur, the purchasers may seek to purchase shares from stockholders who would otherwise have voted against the Charter Amendment Proposal. Any public shares held by affiliates of FutureTech may be voted in favor of the Charter Amendment Proposal.

Q. What vote is required to adopt the Charter Amendment Proposal?

A. Approval of the Charter Amendment Proposal will require the affirmative vote of holders of at least sixty-five percent (65%) of FutureTech’s outstanding common stock on the record date.

Q. What if I don’t want to vote “FOR” the Charter Amendment Proposal?

A. .If you do not want the Charter Amendment Proposal to be approved, you must abstain, not vote, or vote against such proposals. If the Charter Amendment Proposal is approved, and the Extension is implemented, the Withdrawal Amount will be withdrawn from the Trust Account and paid to the redeeming public stockholders.

Q. Will you seek any further extensions to liquidate the Trust Account?

A. Other than the extension until the Extended Date as described in this proxy statement, FutureTech does not currently anticipate seeking any further extension to consummate a business combination. FutureTech has provided that all holders of public shares, including those who vote for the Charter Amendment Proposal, may elect to redeem their public shares into their pro rata portion of the Trust Account and should receive the funds shortly after the stockholder meeting which is scheduled for August 14, 2025. Those holders of public shares who elect not to redeem their shares now shall retain redemption rights with respect to future business combinations, or, if FutureTech does not consummate a business combination by the Extended Date, such holders shall be entitled to their pro rata portion of the Trust Account on such date.

Q. What happens if the Charter Amendment Proposal is not approved?

A. If the Charter Amendment Proposal is not approved and we have not consummated a business combination by August 18, 2025, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but no more than ten business days thereafter subject to lawfully available funds therefor, redeem the Offering Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account not previously released to the Company to pay its taxes, if any (less up to $100,000 of interest to pay dissolution expenses), divided by the number of the then outstanding Offering Shares, which redemption will completely extinguish rights of the public stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in the case of clauses (ii) and (iii) to the Company’s obligations under the DGCL to provide for claims of creditors and the requirements of other applicable law.

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FutureTech’s initial stockholders waived their rights to participate in any liquidation distribution with respect to their founder shares. There will be no distribution from the Trust Account with respect to our warrants which will expire worthless in the event we wind up. FutureTech will pay the costs of liquidation from its remaining assets held outside of the Trust Account, which it believes are sufficient for such purposes.

Q. If the Charter Amendment Proposal is approved, what happens next?

A. FutureTech will seek to complete the Business Combination, which will involve:

●	completing proxy materials;
●	establishing a meeting date and record date for considering a proposed business combination and distributing proxy materials to stockholders; and
●	holding a special meeting to consider such proposed business combination.

FutureTech is seeking approval of the Charter Amendment Proposal because FutureTech will not be able to complete all of the above listed tasks prior to August 18, 2025

Upon approval by holders of at least sixty-five percent (65%) of the common stock outstanding as of the record date of the Charter proposal, FutureTech will file an amendment to the charter with the Secretary of State of the State of Delaware in the form of Annex A hereto. FutureTech will remain a reporting company under the Securities Exchange Act of 1934 and its units, common stock, warrants will remain publicly traded.

If the Charter Amendment Proposal is approved, and the Board decides to implement the Charter Amendment Proposal, each one-month extension of the Termination Date is subject to the Sponsor or its affiliates or permitted designees contributing to the Company a loan, referred to herein as the Extension Payment, in the amount of the lesser of: (i) $___________ and (ii) an aggregate amount equal to $___ multiplied by the number of Public Shares of the Company that are not redeemed in connection with the stockholder vote to approve the Charter Amendment Proposal for each such one-month extension, in each case to be deposited into the Trust Account prior to the then-current deadline to complete an initial business combination; provided that, no such Extension Payment is due for any such one- month extension after the approval of an initial business combination by the Company’s public stockholders. Furthermore, the removal of the Withdrawal Amount from the Trust Account will reduce the amount remaining in the Trust Account and increase the percentage interest of FutureTech’s common stock held by FutureTech’s directors and officers through the founder shares.

If the Charter Amendment Proposal is approved, but FutureTech does not consummate a business combination by the Extended Date, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but no more than ten business days thereafter subject to lawfully available funds therefor, redeem the Offering Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account not previously released to the Company to pay its taxes, if any (less up to $100,000 of interest to pay dissolution expenses), divided by the number of the then outstanding Offering Shares, which redemption will completely extinguish rights of the public stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in the case of clauses (ii) and (iii) to the Company’s obligations under the DGCL to provide for claims of creditors and the requirements of other applicable law.

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FutureTech’s initial stockholders waived their rights to participate in any liquidation distribution with respect to their founder shares. There will be no distribution from the Trust Account with respect to our warrants which will expire worthless in the event we wind up. FutureTech will pay the costs of liquidation from its remaining assets held outside of the Trust Account, which it believes are sufficient for such purposes.

Q. Would I still be able to exercise my redemption rights if I vote against the proposed business combination?

A. Unless you elect to redeem all of your shares, you will be able to vote on any proposed business combination when it is submitted to stockholders. If you disagree with the business combination, you will retain your right to redeem your public shares upon consummation of a business combination in connection with the stockholder vote to approve the business combination, subject to any limitations set forth in FutureTech’s charter.

Q. How do I change my vote?

A. . If you have submitted a proxy to vote your shares and wish to change your vote, you may do so by delivering a later-dated, signed proxy card to Lioness Consulting LLC , FutureTech’s proxy solicitor, prior to the date of the special meeting or by voting in person at the special meeting. Attendance at the special meeting alone will not change your vote. You also may revoke your proxy by sending a notice of revocation to: info@lionessconsultingllc.com.

Q. How are votes counted?

A. Votes will be counted by the inspector of election appointed for the meeting, who will separately count “FOR” and “AGAINST” votes, abstentions and broker non-votes.

With respect to the Charter Amendment Proposal, abstentions and broker non-votes will have the same effect as “AGAINST” votes. If your shares are held by your broker as your nominee (that is, in “street name”), you may need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares. If you do not give instructions to your broker, your broker can vote your shares with respect to “discretionary” items, but not with respect to “non-discretionary” items. Discretionary items are proposals considered routine under the rules of the New York Stock Exchange applicable to member brokerage firms. These rules provide that for routine matters your broker has the discretion to vote shares held in street name in the absence of your voting instructions. On non-discretionary items for which you do not give your broker instructions, the shares will be treated as broker non-votes.

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Q. If my shares are held in “street name,” will my broker automatically vote them for me?

A. With respect to the Charter Amendment Proposal, your broker can vote your shares only if you provide them with instructions on how to vote. You should instruct your broker to vote your shares. Your broker can tell you how to provide these instructions.

Q. What is a quorum requirement?

A. A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present with regard to each of the Charter Amendment Proposal and the Adjournment Proposal if at least a majority of the outstanding shares of common stock on the record date are represented by stockholders present at the meeting or by proxy.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the special meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the chairman of the special meeting may adjourn the special meeting to another date.

Q. Who can vote at the special meeting?

A. Only holders of record of FutureTech’s common stock at the close of business on July 11, 2025, the record date, are entitled to have their vote counted at the special meeting and any adjournments or postponements thereof. On the record date, 4,289,961 shares of common stock were outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name. If on the record date your shares were registered directly in your name with FutureTech’s transfer agent, Continental Stock Transfer & Trust Company, then you are a stockholder of record. As a stockholder of record, you may vote in person at the special meeting or vote by proxy. Whether or not you plan to attend the special meeting in person, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank. If on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the special meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the special meeting unless you request and obtain a valid proxy from your broker or other agent.

Q. How does the Board recommend I vote?

A. After careful consideration of the terms and conditions of these proposals, the Board has determined that the Charter Amendment Proposal and the Adjournment Proposal are fair to and in the best interests of FutureTech and its stockholders. The Board recommends that FutureTech’s stockholders vote “FOR” the Charter Amendment Proposal. In addition, the Board recommends that you vote “FOR” the Adjournment Proposal.

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Q. What interests do the Company’s directors and officers have in the approval of the proposals?

A. FutureTech’s directors and officers have interests in the proposals that may be different from, or in addition to, your interests as a stockholder. These interests include ownership of founder shares and warrants that may become exercisable in the future, committed loans by them, that if drawn upon, will not be repaid in the event of our winding up and the possibility of future compensatory arrangements. See the section entitled “The Charter Amendment Proposal — Interests of FutureTech’s Directors and Officers.”

Q. What if I object to the Charter Amendment Proposal? Do I have appraisal rights?

A. The General Corporation Law of the State of Delaware (the “DGCL”) does not provide for appraisal or other similar rights for dissenting stockholders in connection with any of the proposals to be voted upon at the Special Meeting. If you do not want the Charter Amendment Proposal to be approved, you must vote against such proposals, abstain from voting or refrain from voting. If holders of public shares do not elect to redeem their public shares, such holders shall retain redemption rights in connection with any future business combination FutureTech proposes. You will still be entitled to make the Election if you vote against, abstain or do not vote on the Charter Amendment Proposal. In addition, public stockholders who do not make the Election would be entitled to redemption if the Company has not completed a business combination by the Extended Date. Warrant holders do not have appraisal rights in connection with any of the proposals to be voted upon at the Special Meeting. under the DGCL.

Q. What happens to the FutureTech if the Charter Amendment Proposal is not approved?

A. If the Charter Amendment Proposal is not approved and we have not consummated a business combination by August 18, 2025, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but no more than ten business days thereafter subject to lawfully available funds therefor, redeem the Offering Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account not previously released to the Company to pay its taxes, if any (less up to $100,000 of interest to pay dissolution expenses), divided by the number of the then outstanding Offering Shares, which redemption will completely extinguish rights of the public stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in the case of clauses (ii) and (iii) to the Company’s obligations under the DGCL to provide for claims of creditors and the requirements of other applicable law.

Q. What happens to the FutureTech warrants if the Charter Amendment Proposal are not approved?

A. If we are unable to complete and close the Business Combination due to insufficient time, the warrants will expire worthless.

Q. What happens to the FutureTech warrants if the Charter Amendment Proposal is approved?

A. If the Charter Amendment Proposal is approved, FutureTech will attempt to complete an initial business combination by the Extended Date, and will retain the blank check company restrictions previously applicable to it. The warrants will remain outstanding in accordance with their terms and will become exercisable 30 days after the completion of a business combination. The warrants will expire at 5:00 p.m., New York City time, five years after the completion of the initial business combination or earlier upon redemption or liquidation.

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Q. What do I need to do now?

A. FutureTech urges you to read carefully and consider the information contained in this proxy statement, including the annex, and to consider how the proposals will affect you as a FutureTech stockholder. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card.

Q. How do I vote?

A. If you are a holder of record of FutureTech common stock, you may vote in person at the special meeting or by submitting a proxy for the special meeting. Whether or not you plan to attend the special meeting in person, we urge you to vote by proxy to ensure your vote is counted. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. You may still attend the special meeting and vote in person if you have already voted by proxy.

If your shares of FutureTech common stock are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the special meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the special meeting unless you request and obtain a valid proxy from your broker or other agent.

Q. How do I redeem my shares of FutureTech common stock?

A. If the Extension is implemented, each public stockholder may seek to redeem such stockholder’s public shares for its pro rata portion of the funds available in the Trust Account, less any income taxes owed on such funds but not yet paid. You will also be able to redeem your public shares in connection with any stockholder vote to approve a proposed business combination, or if the Company has not consummated a business combination by the Extended Date.

In connection with tendering your shares for redemption, you must elect either to physically tender your share certificates to Continental Stock Transfer & Trust Company, the Company’s transfer agent, at Continental Stock Transfer & Trust Company, 1 State Street, 30th Floor, New York, New York 10004-1561, Attn: SPAC Administration Team, SPACredemptions@continentalstock.com, at least two business days prior to the special meeting (or 5:00 p.m. on August 12, 2025) or to deliver your shares to the transfer agent electronically using The Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) System, which election would likely be determined based on the manner in which you hold your shares.

Certificates that have not been tendered in accordance with these procedures at least two business days prior to the special meeting (or 5:00 p.m. on August 12, 2025) will not be redeemed for cash. In the event that a public stockholder tenders its shares and decides prior to the special meeting that it does not want to redeem its shares, the stockholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the special meeting not to redeem your shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above.

Q. What should I do if I receive more than one set of voting materials?

A. You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your FutureTech shares.

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Q. Who is paying for this proxy solicitation?

A. FutureTech will pay for the entire cost of soliciting proxies. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

Q. Who can help answer my questions?

A. If you have questions, you may write or call FutureTech’s proxy solicitor:

Lioness Consulting LLC

Email:info@lionessconsultingllc.com

Telephone: 917-576-3586

You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

FORWARD-LOOKING STATEMENTS

This proxy statement and the documents to which we refer you in this proxy statement contain “forward-looking statements” as that term is defined by the Private Securities Litigation Reform Act of 1995, which we refer to as the Act, and the federal securities laws. Any statements that do not relate to historical or current facts or matters are forward-looking statements. You can identify some of the forward-looking statements by the use of forward-looking words such as “anticipate,” “believe,” “plan,” “estimate,” “expect,” “intend,” “should,” “may” and other similar expressions, although not all forward-looking statements contain these identifying words. There can be no assurance that actual results will not materially differ from expectations. Such statements include, but are not limited to, any statements relating to our ability to consummate a business combination, and any other statements that are not statements of current or historical facts. These forward-looking statements are based on information available to the Company as of the date of the proxy materials and current expectations, forecasts and assumptions and involve a number of risks and uncertainties. Accordingly, forward-looking statements should not be relied upon as representing the Company’s views as of any subsequent date and the Company undertakes no obligation to update forward-looking statements to reflect events or circumstances after the date they were made.

These forward-looking statements involve a number of known and unknown risks and uncertainties or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. Some factors that could cause actual results to differ include:

●	the ability of the Company to effect the Charter Amendment or consummate a business combination;

●	unanticipated delays in the distribution of the funds from the Trust Account;

●	claims by third parties against the Trust Account; or

●	the ability of the Company to finance and consummate a business combination.

You should carefully consider these risks, in addition to the risk factors set forth in our other filings with the SEC, including the final prospectus related to our IPO dated February 15, 2022 (Registration No. 333-261886) and our Annual Report on Form 10-K for the fiscal year ended December 31, 2024. The documents we file with the SEC, including those referred to above, also discuss some of the risks that could cause actual results to differ from those contained or implied in the forward-looking statements. See “Where You Can Find More Information” for additional information about our filings.

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RISK FACTORS

You should consider carefully all of the risks described in our Annual Report on Form 10-K filed with the SEC, as amended, our Quarterly Reports on Form 10-Q filed with the SEC and in the other reports we file with the SEC before making a decision to invest in our securities. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.

There are no assurances that the Extension will enable us to complete a business combination.

Approving the Extension involves a number of risks. Even if the Extension is approved, the Company can provide no assurances that the business combination will be consummated prior to the Extended Date. Our ability to consummate any business combination is dependent on a variety of factors, many of which are beyond our control.

We are required to offer stockholders the opportunity to redeem shares in connection with the Charter Amendment Proposal, and we will be required to offer stockholders redemption rights again in connection with any stockholder vote to approve the business combination. Even if the Extension or the business combination are approved by our stockholders, it is possible that redemptions will leave us with insufficient cash to consummate the business combination on commercially acceptable terms, or at all. The fact that we will have separate redemption periods in connection with the Extension and the business combination vote could exacerbate these risks. Other than in connection with a redemption offer or liquidation, our stockholders may be unable to recover their investment except through sales of our shares on the open market. The price of our shares may be volatile, and there can be no assurance that stockholders will be able to dispose of our shares at favorable prices, or at all.

We may not be able to complete an initial business combination with a U.S. target company since such initial business combination may be subject to U.S. foreign investment regulations and review by a U.S. government entity such as the Committee on Foreign Investment in the United States (CFIUS), and ultimately prohibited.

The time required to select and evaluate a target business and to structure and complete our initial business combination, and the costs associated with this process, are not currently ascertainable with any degree of certainty. Any costs incurred with respect to the identification and evaluation of a prospective target business with which our initial business combination is not ultimately completed will result in our incurring losses and will reduce the funds we can use to complete another business combination.

Our sponsor, FutureTech Partners II LLC, was previously controlled by a non-U.S. person and had substantial ties with non-U.S. persons in China. Currently, however, our Sponsor is controlled by a U.S. person and we do not believe that either we or the Sponsor constitute a “foreign person” under CFIUS rules and regulations. Our sponsor owns approximately 69.1% of our outstanding shares. Certain companies requiring federal-issued licenses in the United States, such as broadcasters and airlines, may be subject to rules or regulations that limit foreign ownership. In addition, CFIUS is an interagency committee authorized to review certain transactions involving foreign investment in the United States by foreign persons in order to determine the effect of such transactions on the national security of the United States. Therefore, because we may be considered a “foreign person” under such rules and regulations, we could be subject to foreign ownership restrictions and/or CFIUS review if our proposed business combination is between us and a U.S. target company engaged in a regulated industry or which may affect national security. The scope of CFIUS was expanded by the Foreign Investment Risk Review Modernization Act of 2018 (“FIRRMA”) to include certain non-passive, non-controlling investments in sensitive U.S. businesses and certain acquisitions of real estate even with no underlying U.S. business. FIRRMA, and subsequent implementing regulations that are now in force, also subject certain categories of investments to mandatory filings. Therefore, if our potential initial business combination with a U.S. target company falls within the scope of foreign ownership restrictions, we may be unable to consummate a business combination with such target company. In addition, if our potential business combination falls within CFIUS’s jurisdiction, we may be required to make a mandatory filing or determine to submit a voluntary notice to CFIUS, or to proceed with the initial business combination without notifying CFIUS and risk CFIUS intervention, before or after closing the initial business combination. CFIUS may decide to block or delay our initial business combination, impose conditions to mitigate national security concerns with respect to such initial business combination or order us to divest all or a portion of a U.S. business of the combined company if we had proceeded without first obtaining CFIUS clearance. The foreign ownership limitations, and the potential impact of CFIUS, may limit the attractiveness of a transaction with us or prevent us from pursuing certain initial business combination opportunities that we believe would otherwise be beneficial to us and our stockholders. As a result, the pool of potential targets with which we could complete an initial business combination may be limited and we may be adversely affected in terms of competing with other special purpose acquisition companies which do not have similar foreign ownership issues.

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Moreover, the process of government review, whether by CFIUS or otherwise, could be lengthy. Because we have only a limited time to complete our initial business combination (33 months, or up to 42 months, if we extend the time to complete a business combination) our failure to obtain any required approvals within the requisite time period may require us to liquidate. If we liquidate, our public stockholders may only receive $10.20 per share initially, and our warrants would expire worthless. This will also cause you to lose any potential investment opportunity in a target company and the chance of realizing future gains on your investment through any price appreciation in the combined company.

The Company’s securities are currently traded on the OTCID over-the-counter market. accordingly the Company’s common stock may be deemed to be a “penny” stock and the Company may become subject to the requirements of Rule 419 to which it is not currently subject. This may adversely affect the liquidity and trading of our securities and may impact our ability to complete a business combination.

Shares of FutureTech’s Class A Common Stock and public warrants are quoted on the OTCID over-the-counter market. As a result, we could face significant material adverse consequences, including:

● a limited availability of market quotations for our securities;

● reduced liquidity for our securities;

● a determination that our shares of common stock are a “penny stock” which will require brokers trading in our shares of common stock to adhere to more stringent rules and possibly result in a reduced level of trading activity in the secondary trading market for our securities;

● a limited amount of news and analyst coverage;

● a decreased ability to issue additional securities or obtain additional financing in the future; and

● the Company may be deemed a less attractive merger partner for a target company or business.

We also note that the fact the Company’s securities are not listed on Nasdaq may affect the Company’s ability to consummate its planned Business Combination with Longevity Biomedical Inc. We note that under the Merger Agreement, (i) the Company made a covenant to maintain listing on Nasdaq during the Interim Period (which is from September 16, 2024 to the closing of the Business Combination) and (ii) the listing of the post Business Combination combined company’s securities on Nasdaq is a condition precedent to closing of the Business Combination. The fact that the Company’s securities are not listed on Nasdaq may present certain challenges to listing the post Business Combination combined company’s securities on Nasdaq, such as the post Business Combination combined company’s ability to meet the listing requirements for Nasdaq, including the minimum per share bid price and the market value of unrestricted publicly held shares.

The “penny stock” rules are burdensome and may reduce the trading activity for shares of the Company’s common stock. For example, brokers trading in shares of the Company’s common stock would be required to deliver a standardized risk disclosure document, which specifies information about penny stocks and the nature and significance of risks of the penny stock market. The broker dealer also must provide the customer with bid and offer quotations for the penny stock, the compensation of the broker dealer and any salesperson in the transaction, and monthly account statements indicating the market value of each penny stock held in the customer’s account. In addition, the penny stock rules require that, prior to effecting a transaction in a penny stock not otherwise exempt from those rules, the broker dealer must make a special written determination that the penny stock is a suitable investment for the purchaser and receive the purchaser’s written agreement to the transaction. If the Company’s common stock is a “penny stock,” these disclosure requirements may have the effect of reducing the trading activity in the secondary market for the Company’s common stock. If the shares of the Company’s common stock are subject to the “penny stock” rules, the holders of such shares of the Company’s common stock may find it more difficult to sell their shares.

The National Securities Markets Improvement Act of 1996, which is a federal statute, prevents or preempts the states from regulating the sale of certain securities, which are referred to as “covered securities.” Since the Company’s common stock and public warrants are not listed on Nasdaq, , these securities would not qualify as covered securities under such statute and the Company would be subject to regulation in each state in which it offers its securities.

If we are deemed to be an investment company for purposes of the Investment Company Act, we would be required to institute burdensome compliance requirements and our activities would be severely restricted. As a result, in such circumstances, unless we are able to modify our activities so that we would not be deemed an investment company, we would expect to abandon our efforts to complete an initial business combination and instead to liquidate the Company.

There is currently some uncertainty concerning the applicability of the Investment Company Act of 1940 (the “Investment Company Act”) to a SPAC, including a company like ours. As a result, it is possible that a claim could be made that we have been operating as an unregistered investment company.

If we are deemed to be an investment company under the Investment Company Act, our activities would be severely restricted. In addition, we would be subject to burdensome compliance requirements. We do not believe that our principal activities will subject us to regulation as an investment company under the Investment Company Act. However, if we are deemed to be an investment company and subject to compliance with and regulation under the Investment Company Act, we would be subject to additional regulatory burdens and expenses for which we have not allotted funds. As a result, unless we are able to modify our activities so that we would not be deemed an investment company, we may abandon our efforts to complete an initial Business Combination and instead liquidate the Company. Were we to liquidate, our warrants would expire worthless, and our securityholders would lose the investment opportunity associated with an investment in the combined company, including any potential price appreciation of our securities.

To mitigate the risk that we might be deemed to be an investment company for purposes of the Investment Company Act, we have, on or prior to the 24-month anniversary of the effective date of the IPO Registration Statement, instructed the trustee to liquidate U.S. government treasury obligations or money market funds held in the Trust Account and instead to hold the funds in the Trust Account in an interest bearing bank demand deposit account until the earlier of the consummation of our initial business combination or our liquidation.

The funds in the Trust Account had, since our IPO, been held only in U.S. government treasury obligations with a maturity of 185 days or less or in money market funds investing solely in U.S. government treasury obligations and meeting certain conditions under Rule 2a-7 under the Investment Company Act. However, to mitigate the risk of us being deemed to be an unregistered investment company (including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act) and thus subject to regulation under the Investment Company Act, we have instructed Continental Stock Transfer & Trust Company, the trustee with respect to the Trust Account, to liquidate the U.S. government treasury obligations or money market funds held in the Trust Account and thereafter to hold all funds in the Trust Account in an interest bearing bank demand deposit account until the earlier of consummation of our initial business combination or liquidation of the Company., The current yield on the funds held in the Trust Account as of October 1, 2024 is 3.72%. A portion of the interest earned on the funds held in the Trust Account may be released to us to pay our taxes, if any, and certain other expenses as permitted.

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Since the Sponsor and our directors and officers will lose their entire investment in us if an initial business combination is not completed, they may have a conflict of interest in the approval of the proposals at the Special Meeting.

There will be no distribution from the Trust Account with respect to the Company’s warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, our Sponsor and our directors, officers and initial stockholders will not receive any monies held in the Trust Account as a result of their ownership of 2,875,000 Founder Shares that were issued to the Sponsor prior to our IPO. As a consequence, a liquidating distribution will be made only with respect to the public shares. In addition, certain of executive officers have beneficial interests in the Sponsor. Such persons have waived their rights to liquidating distributions from the Trust Account with respect to these securities, and all of such investments would expire worthless if an initial business combination is not consummated. Additionally, such persons can earn a positive rate of return on their overall investment in the combined company after an initial business combination, even if other holders of our common stock experience a negative rate of return, due to having initially purchased the Founder Shares for an aggregate of $25,000. The personal and financial interests of our Sponsor, directors and officers may have influenced their motivation in identifying and selecting its target business combination and consummating the business combination in order to close the business combination and therefore may have interests different from, or in addition to, your interests as a stockholder in connection with the proposals at the special meeting.

We have incurred and expect to incur significant costs associated with the business combination. Whether or not the business combination is completed, the incurrence of these costs will reduce the amount of cash available to be used for other corporate purposes by us if the business combination is not completed.

We expect to incur significant transaction and transition costs associated with the business combination and operating as a public company following the closing of the business combination. We may also incur additional costs to retain key employees. Certain transaction expenses incurred in connection with the business combination, include all legal, accounting, consulting, investment banking and other fees, expenses and costs, and will be paid by the combined company following the closing of the business combination. Even if the business combination is not completed, we expect to incur transactions expenses. These expenses will reduce the amount of cash available to be used for other corporate purposes by us if the business combination is not completed.

A new 1% U.S. federal excise tax could be imposed on us in connection with future redemptions by us of our shares.

On August 16, 2022, the IR Act was signed into federal law which provides for, among other things, a 1% excise tax on the fair market value of stock repurchased by a U.S. corporation beginning in 2023, subject to certain exceptions. The excise tax is imposed on the repurchasing corporation itself, not its stockholders from which shares are repurchased. The U.S. Department of the Treasury has been given authority to provide regulations and other guidance to carry out, and prevent the abuse or avoidance of the excise tax. It is unclear at this time how and to what extent it will apply to SPAC redemptions and liquidations, but since we are a publicly listed Delaware corporation, we are a “covered corporation” within the meaning of the IR Act. Consequently, our Board believes that, absent additional guidance and unless an exception is available, there is a significant risk that this excise tax will apply to any redemptions of our public shares after December 31, 2022. The Company confirms that amounts placed in the Trust Account in connection with the Company’s initial public offering and any Extension Payments, as well as any interest earned thereon, will not be used to pay for the Excise Tax.

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BACKGROUND

FutureTech

We are a blank check company incorporated as a Delaware corporation on August 19, 2021, for the purpose of entering into a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or other similar business combination with one or more businesses or entities. On February 18, 2022, we consummated our initial public offering of 11,500,000 units at $10.00 per unit, generating gross proceeds of $115,000,000, including full exercise of the underwriters’ option to purchase additional units. Each unit consists of one share of common stock and one redeemable warrant, with each warrant entitling the holder thereof to purchase one share of common stock at a price of $11.50 per share. Simultaneously with the consummation of our initial public offering, we consummated the private placement of 520,075 private units to FutureTech Partners II LLC at a price of $10.00 per private unit, generating gross proceeds of $5,200,750.

The mailing address of FutureTech’s principal executive office is FutureTech II Acquisition Corp., 128 Gail Drive, New Rochelle, NY 10805 and its telephone number is (914) 316-4805.

The Special Meeting

Date, Time and Place. The special meeting of FutureTech’s stockholders will be held on August 14, 2025 at 10:00 a.m., Eastern Time, at https://www.cstproxy.com/futuretechii/2025.

Voting Power; Record Date. You will be entitled to vote or direct votes to be cast at the special meeting, if you owned shares of FutureTech’s common stock at the close of business on July 11, 2025, the record date for the special meeting. You will have one vote per proposal for each share you owned at that time. FutureTech’s warrants do not carry voting rights.

Votes Required. The affirmative vote of at least sixty-five percent (65%) of the outstanding shares of our common stock is required to approve the Charter Amendment Proposal, and the affirmative vote of at least a majority of the shares of common stock voted at the meeting is required to approve the Adjournment Proposal. If you do not vote (i.e., you “abstain” from voting on a proposal), your action will have the effect of a vote against the Charter Amendment Proposal and no effect on the Adjournment Proposal. Likewise, abstentions and broker non-votes will have the effect of a vote against the Charter Amendment Proposal and no effect on the Adjournment Proposal.

At the close of business on the record date, there were 4,289,961 outstanding shares of common stock, each of which entitles its holder to cast one vote per proposal.

If you do not want the Charter Amendment Proposal approved, you should vote against the proposal or abstain from voting on the proposal. If you want to obtain your pro rata portion of the Trust Account in the event the Extension is implemented, which will be paid shortly after the special meeting scheduled for August 14, 2025, you must demand redemption of your shares. Holders of public shares may redeem their public shares regardless of whether they vote for or against the Charter Amendment Proposal or abstain.

Proxies; Board Solicitation. Your proxy is being solicited by the Board on the proposals being presented to stockholders at the special meeting to approve the Charter Amendment Proposal and Adjournment Proposal. No recommendation is being made as to whether you should elect to redeem your shares. Proxies may be solicited in person or by telephone. If you grant a proxy, you may still revoke your proxy and vote your shares in person at the special meeting.

FutureTech has retained Lioness Consulting LLC to aid in the solicitation of proxies. Lioness Consulting LLC will receive a customary fee as well as reimbursement for certain costs and out-of-pocket expenses incurred by them in connection with their services, all of which will be paid by FutureTech. In addition, officers and directors of FutureTech may solicit proxies by mail, telephone, facsimile, and personal interview, for which no additional compensation will be paid, though they may be reimbursed for their out-of-pocket expenses. FutureTech will bear the cost of preparing, assembling and mailing the enclosed form of proxy, this proxy statement and other material which may be sent to stockholders in connection with this solicitation. FutureTech may reimburse brokerage firms and other nominee holders for their reasonable expenses in sending proxies and proxy material to the beneficial owners of our shares.

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THE CHARTER AMENDMENT PROPOSAL

Charter Amendment Proposal

FutureTech is proposing to to amend its Charter to extend the date by which FutureTech has to consummate a business combination for an additional twelve months, from August 18, 2025 (the “Termination Date”) to up to August 18, 2026, by electing to extend the date to consummate an initial business combination on a monthly basis for up to twelve times by an additional one month each time after the Termination Date, until August 18, 2026 or a total of up to twelve months after the Termination Date, or such earlier date as determined by our board of directors (the “Board”), unless the closing of the Company’s initial business combination shall have occurred, which we refer to as the “Extension,” and such later date, the “Extended Date,” provided that FutureTech II Partners LLC (the “Sponsor”) (or its affiliates or permitted designees) will deposit into a trust account established for the benefit of the Company’s public stockholders (the “Trust Account”) the lesser of: (i) $___________ and (ii) an aggregate amount equal to $_____ multiplied by the number of public shares of the Company that are not redeemed in connection with the stockholder vote to approve the Charter Amendment Proposal for each such one-month extension unless the closing of the Company’s initial business combination shall have occurred, in exchange for a non-interest bearing, unsecured promissory note payable upon consummation of a business combination (each, an “Extension Payment”); provided that, no such Extension Payment is due for any such extension after the approval of an initial business combination by the Company’s public stockholders.

The Charter Amendment Proposal is essential to the overall implementation of the Board’s plan to allow FutureTech more time to complete a business combination. Approval of the Charter Amendment Proposal is a condition to the implementation of the Extension.

If the Charter Amendment Proposal is not approved and we have not consummated a business combination by August 18, 2025, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but no more than ten business days thereafter subject to lawfully available funds therefor, redeem the Offering Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account not previously released to the Company to pay its taxes, if any (less up to $100,000 of interest to pay dissolution expenses), divided by the number of the then outstanding Offering Shares, which redemption will completely extinguish rights of the public stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in the case of clauses (ii) and (iii) to the Company’s obligations under the DGCL to provide for claims of creditors and the requirements of other applicable law. There will be no distribution from the Trust Account with respect to our warrants which will expire worthless in the event we wind up.

In the event that FutureTech’s stockholders approve an initial business combination at a special meeting and a monthly extension is necessary after the special meeting but prior to the closing of the initial business combination, FutureTech will not make an Extension Payment for such extension for the time period between the special meeting approving an initial business combination and closing the initial business combination.

Since the Company’s securities are quoted on the OTCID over-the-counter market, we could face significant material adverse consequences, including:

● a limited availability of market quotations for our securities;

● reduced liquidity for our securities;

● a determination that our shares of common stock are a “penny stock” which will require brokers trading in our shares of common stock to adhere to more stringent rules and possibly result in a reduced level of trading activity in the secondary trading market for our securities;

● a limited amount of news and analyst coverage;

● a decreased ability to issue additional securities or obtain additional financing in the future; and

● the Company may be deemed a less attractive merger partner for a target company or business.

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We also note that Nasdaq delisting of the Company’s securities from trading on its exchange and the Company is not able to list its securities on another national securities exchange, may affect the Company’s ability to consummate its planned Business Combination with Longevity Biomedical Inc. We note that under the Merger Agreement, (i) the Company made covenant to maintain listing on Nasdaq during the Interim Period (which is from September 16, 2024 to the closing of the Business Combination), (ii) the listing of the post Business Combination combined company’s securities on Nasdaq is a condition precedent to closing of the Business Combination. The fact that the Company’s securities are not listed on Nasdaq may present certain challenges to listing the post Business Combination combined company’s securities on Nasdaq, such as the post Business Combination combined company’s ability to meet the listing requirements for Nasdaq, including the minimum per share bid price and the market value of unrestricted publicly held shares.

The “penny stock” rules are burdensome and may reduce the trading activity for shares of the Company’s common stock. For example, brokers trading in shares of the Company’s common stock would be required to deliver a standardized risk disclosure document, which specifies information about penny stocks and the nature and significance of risks of the penny stock market. The broker dealer also must provide the customer with bid and offer quotations for the penny stock, the compensation of the broker dealer and any salesperson in the transaction, and monthly account statements indicating the market value of each penny stock held in the customer’s account. In addition, the penny stock rules require that, prior to effecting a transaction in a penny stock not otherwise exempt from those rules, the broker dealer must make a special written determination that the penny stock is a suitable investment for the purchaser and receive the purchaser’s written agreement to the transaction. If the Company’s common stock is a “penny stock,” these disclosure requirements may have the effect of reducing the trading activity in the secondary market for the Company’s common stock. If the shares of the Company’s common stock are subject to the “penny stock” rules, the holders of such shares of the Company’s common stock may find it more difficult to sell their shares.

The National Securities Markets Improvement Act of 1996, which is a federal statute, prevents or preempts the states from regulating the sale of certain securities, which are referred to as “covered securities.” Since the Company’s common stock and public warrants are not listed on Nasdaq, , these securities would not qualify as covered securities under such statute and the Company would be subject to regulation in each state in which it offers its securities.

A copy of the proposed amendment to the charter of FutureTech is attached to this proxy statement as Annex A.

Reasons for the Proposal

On September 16, 2024, FutureTech entered into that certain Merger Agreement with Longevity Biomedical Inc and other parties thereto, and FutureTech’s management and Board believe that the Company does not have sufficient time to complete the Business Combination before the Termination Date of August 18, 2025.

FutureTech’s Charter provides that FutureTech has until August 18, 2025 to consummate a business combination. While we are using our best efforts to complete a Business Combination as soon as practicable, the Board believes that there will not be sufficient time before the Termination Date to complete a Business Combination. Accordingly, the Board believes that in order to be able to consummate a Business Combination, we will need to obtain the Extension. Without the Extension, the Board believes that there is significant risk that we might not, despite our best efforts, be able to complete a Business Combination on or before August 18, 2025. If that were to occur, we would be precluded from completing a Business Combination and would be forced to liquidate even if our stockholders are otherwise in favor of consummating a Business Combination.

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The affirmative vote of the holders of at least sixty-five percent (65%) of all outstanding shares of common stock is required to extend FutureTech’s corporate existence, except in connection with, and effective upon consummation of, a business combination. Additionally, FutureTech’s IPO prospectus and charter provide for all public stockholders to have an opportunity to redeem their public shares in the case FutureTech’s corporate existence is extended as described above. Because FutureTech continues to believe that a business combination would be in the best interests of FutureTech’s stockholders, and because FutureTech will not be able to conclude a business combination within the permitted time period, FutureTech has determined to seek stockholder approval to extend the date by which FutureTech has to complete a business combination to August 18, 2026 (the “Extended Date”).

We also believe, however, that given FutureTech’s expenditure of time, effort and money on the potential business combinations with the targets it has identified, circumstances warrant providing those who would like to consider whether such potential business combinations are attractive investments with an opportunity to consider such transactions, inasmuch as FutureTech is also affording stockholders who wish to redeem their public shares the opportunity to do so, as required under its charter. Accordingly, the Extension is consistent with FutureTech’s charter and IPO prospectus.

If the Charter Amendment Proposal Is Not Approved

If the Charter Amendment Proposal is not approved and we have not consummated a business combination by August 18, 2025, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but no more than ten business days thereafter subject to lawfully available funds therefor, redeem the Offering Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account not previously released to the Company to pay its taxes, if any (less up to $100,000 of interest to pay dissolution expenses), divided by the number of the then outstanding Offering Shares, which redemption will completely extinguish rights of the public stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in the case of clauses (ii) and (iii) to the Company’s obligations under the DGCL to provide for claims of creditors and the requirements of other applicable law.

FutureTech’s initial stockholders have waived their rights to participate in any liquidation distribution with respect to their founder shares. There will be no distribution from the Trust Account with respect to FutureTech’s warrants which will expire worthless in the event we wind up. FutureTech will pay the costs of liquidation from its remaining assets held outside of the Trust Account.

If the Charter Amendment Proposal is not approved, the Company will not effect the Extension, and in the event the Company does not complete a business combination on or before August 18, 2025, the Trust Account will be liquidated and distributed to the public stockholders on a pro rata basis as described above.

If the Charter Amendment Proposal Is Approved

If the Charter Amendment Proposal is approved, FutureTech will file an amendment to the charter with the Secretary of State of the State of Delaware in the form of Annex A hereto. FutureTech will have the option to extend the time it has to consummate a business combination for an additional twelve months, from August 18, 2025 (the “Termination Date”) to up to August 18, 2026, by electing to extend the date to consummate an initial business combination on a monthly basis for up to twelve times by an additional one month each time after the Termination Date, until August 18, 2026 or a total of up to twelve months after the Termination Date, or such earlier date as determined by our board of directors (the “Board”), unless the closing of the Company’s initial business combination shall have occurred, which we refer to as the “Extension,” and such later date, the “Extended Date,” provided that FutureTech II Partners LLC (the “Sponsor”) (or its affiliates or permitted designees) will deposit into a trust account established for the benefit of the Company’s public stockholders (the “Trust Account”) the lesser of: (i) $___________ and (ii) an aggregate amount equal to $_____ multiplied by the number of public shares of the Company that are not redeemed in connection with the stockholder vote to approve the Charter Amendment Proposal for each such one-month extension unless the closing of the Company’s initial business combination shall have occurred, in exchange for a non-interest bearing, unsecured promissory note payable upon consummation of a business combination (each, an “Extension Payment”); provided that, no such Extension Payment is due for any such extension after the approval of an initial business combination by the Company’s public stockholders. FutureTech will remain a reporting company under the Securities Exchange Act of 1934 and its units, common stock, and warrants will remain publicly traded. FutureTech will then continue to work to complete a business combination by the Extended Date.

If the Charter Amendment Proposal is approved, but FutureTech does not consummate a business combination by the Extended Date, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but no more than ten business days thereafter subject to lawfully available funds therefor, redeem the Offering Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account not previously released to the Company to pay its taxes, if any (less up to $100,000 of interest to pay dissolution expenses), divided by the number of the then outstanding Offering Shares, which redemption will completely extinguish rights of the public stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in the case of clauses (ii) and (iii) to the Company’s obligations under the DGCL to provide for claims of creditors and the requirements of other applicable law.

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Notwithstanding stockholder approval of the Charter Amendment Proposal, our Board will retain the right to abandon and not implement the Extension at any time without any further action by our stockholders. We reserve the right at any time to cancel the special meeting and not to submit to our stockholders the Charter Amendment Proposal and implement the Charter Amendment. In the event the special meeting is cancelled, we will dissolve and liquidate in accordance with the charter.

FutureTech’s initial stockholders waived their rights to participate in any liquidation distribution with respect to their founder shares. There will be no distribution from the Trust Account with respect to our warrants which will expire worthless in the event we wind up. FutureTech will pay the costs of liquidation from its remaining assets held outside of the Trust Account, which it believes are sufficient for such purposes.

You are not being asked to vote on a business combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, you will retain the right to vote on any proposed business combination when it is submitted to stockholders and the right to redeem your public shares for a pro rata portion of the Trust Account in the event such business combination is approved and completed or the Company has not consummated a business combination by the Extended Date.

If the Charter Amendment Proposal is approved, and the Extension is implemented, the removal of the Withdrawal Amount from the Trust Account in connection with the Election will reduce the amount held in the Trust Account and FutureTech’s net asset value. FutureTech cannot predict the amount that will remain in the Trust Account if the Charter Amendment Proposal is approved; and the amount remaining in the Trust Account may be significantly reduced from the approximately $_____ million that was in the Trust Account as of July 11, 2025.

Redemption Rights

If the Charter Amendment Proposal is approved, the Company will provide the public stockholders making the Election, the opportunity to receive, at the time the Charter Amendment Proposal becomes effective, and in exchange for the surrender of their shares, a pro rata portion of the funds available in the Trust Account, less any income taxes owed on such funds but not yet paid. You will also be able to redeem your public shares in connection with any stockholder vote to approve a proposed business combination, or if the Company has not consummated a business combination by the Extended Date.

TO DEMAND REDEMPTION, PRIOR TO 10:00 A.M. EASTERN TIME ON AUGUST 12, 2025 (TWO BUSINESS DAYS BEFORE THE SPECIAL MEETING), YOU SHOULD ELECT EITHER TO PHYSICALLY TENDER YOUR SHARE CERTIFICATES TO OUR TRANSFER AGENT OR TO DELIVER YOUR SHARES TO OUR TRANSFER AGENT ELECTRONICALLY USING DTC’S DWAC (DEPOSIT/WITHDRAWAL AT CUSTODIAN), AS DESCRIBED HEREIN. YOU SHOULD ENSURE THAT YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED ELSEWHERE HEREIN.

In connection with tendering your shares for redemption, you must elect either to physically tender your stock certificates to Continental Stock Transfer & Trust Company, the Company’s transfer agent, at Continental Stock Transfer & Trust Company, One State Street, 30th Floor, New York, New York 10004-1561, Attn: SPAC Administration Team, SPACredemptions@continentalstock.com, prior to the vote for the Charter Amendment Proposal or to deliver your shares to the transfer agent electronically using The Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) System, which election would likely be determined based on the manner in which you hold your shares. The requirement for physical or electronic delivery prior to the vote at the special meeting ensures that a redeeming holder’s election is irrevocable once the Charter Amendment Proposal is approved. In furtherance of such irrevocable election, stockholders making the election will not be able to tender their shares after the vote at the special meeting.

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Through the DWAC system, this electronic delivery process can be accomplished by the stockholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical stock certificate, a stockholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker $45 and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical stock certificate. Such stockholders will have less time to make their investment decision than those stockholders that deliver their shares through the DWAC system. Stockholders who request physical stock certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.

Certificates that have not been tendered in accordance with these procedures prior to the vote for the Charter Amendment Proposal will not be redeemed for a pro rata portion of the funds held in the Trust Account. In the event that a public stockholder tenders its shares and decides prior to the vote at the special meeting that it does not want to redeem its shares, the stockholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the vote at the special meeting not to redeem your shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. In the event that a public stockholder tenders shares and the Charter Amendment Proposal is not approved or is abandoned, these shares will not be redeemed and the physical certificates representing these shares will be returned to the stockholder promptly following the determination that the Charter Amendment Proposal will not be approved or will be abandoned. The Company anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the Charter Amendment Proposal would receive payment of the redemption price for such shares soon after the completion of the Charter Amendment Proposal. The transfer agent will hold the certificates of public stockholders that make the election until such shares are redeemed for cash or returned to such stockholders.

If properly demanded, the Company will redeem each public share for a pro rata portion of the funds available in the Trust Account, less any income taxes owed on such funds but not yet paid, calculated as of two days prior to the filing of the amendment to the charter. As of July 11, 2025, this would amount to approximately $____ per share after deducting estimated taxes payable. The closing price of FutureTech’s common stock on July 11, 2025 was $11.78. Accordingly, if the market price were to remain the same until the date of the special meeting, exercising redemption rights would result in a public stockholder receiving $0.20 less for each share than if such stockholder sold the shares in the open market. The Company cannot assure stockholders that they will be able to sell their shares of the Company’s common stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

If you exercise your redemption rights, you will be exchanging your shares of common stock for cash and will no longer own the shares. You will be entitled to receive cash for these shares only if you properly demand redemption and tender your stock certificate(s) to the Company’s transfer agent at least two business days prior to the special meeting. If the Charter Amendment Proposal is not approved or if it is abandoned, these shares will be returned promptly following the special meeting as described above.

Possible Claims Against and Impairment of the Trust Account

To protect amounts held in the Trust Account, the Sponsor has agreed that it will be liable to ensure that the proceeds in the Trust Account are not reduced by the claims of target businesses or claims of vendors or other entities that are owed money by us for services rendered or contracted for or products sold to us, but we cannot assure you that they will be able to satisfy its indemnification obligations if they are required to do so. Additionally, the agreement entered into by our Sponsor specifically provides for an exception to the indemnity it has given as to any claimed amounts owed to a target business or vendor or other entity who has executed an agreement with us waiving any claims against the Trust Account. We have not independently verified whether our Sponsor has sufficient funds to satisfy its indemnity obligations and believe that our Sponsor’s only assets are securities of our company. We have not asked our Sponsor to reserve for such indemnification obligations. As a result, if we liquidate, the per-share distribution from the Trust Account could be less than $10.20 due to claims or potential claims of creditors. We will distribute to all of our public stockholders, in proportion to their respective equity interests, an aggregate amount then on deposit in the Trust Account, including any interest earned on the funds held in the Trust Account not previously released to FutureTech to pay its taxes, if any (less up to $100,000 of interest to pay dissolution expenses).

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Required Vote

Approval of the Charter Amendment Proposal requires the affirmative vote of holders of at least sixty-five percent (65%) of FutureTech’s common stock outstanding on the record date. If the Charter Amendment Proposal is not approved and FutureTech is unable to complete a business combination on or before August 18, 2025, it will be required by its charter to (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but no more than ten business days thereafter subject to lawfully available funds therefor, redeem the Offering Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account not previously released to the Company to pay its taxes, if any (less up to $100,000 of interest to pay dissolution expenses), divided by the number of the then outstanding Offering Shares, which redemption will completely extinguish rights of the public stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in the case of clauses (ii) and (iii) to the Company’s obligations under the DGCL to provide for claims of creditors and the requirements of other applicable law.

Notwithstanding stockholder approval of the Charter Amendment, our Board will retain the right to abandon and not implement the Charter Amendment at any time without any further action by our stockholders.

All of FutureTech’s directors, executive officers, initial stockholders and their affiliates are expected to vote any common stock owned by them in favor of the Charter Amendment Proposal. On the record date, directors, executive officers and initial stockholders of FutureTech and their affiliates beneficially owned and were entitled to vote 3,365,075 shares of common stock representing approximately 78.4% of FutureTech’s issued and outstanding common stock.

In addition, FutureTech’s directors, executive officers, initial stockholders and their affiliates may choose to buy shares of FutureTech public common stock in the open market and/or through negotiated private purchases. In the event that purchases do occur, the purchasers may seek to purchase shares from stockholders who would otherwise have voted against the Charter Amendment Proposal and elected to redeem their shares for a portion of the Trust Account. Any shares of common stock held by affiliates will be voted in favor of the Charter Amendment Proposal.

Interests of FutureTech’s Directors and Officers

When you consider the recommendation of the Board, you should keep in mind that FutureTech’s executive officers and members of the Board have interests that may be different from, or in addition to, your interests as a stockholder. These interests include, among other things:

●	If the Charter Amendment Proposal is not approved and we do not consummate a business combination by August 18, 2025 in accordance with our charter, the 2,875,000 shares of common stock held by FutureTech’s sponsors, officers, directors and affiliates, which were acquired prior to the IPO for an aggregate purchase price of approximately $25,000, will be worthless (as the holders have waived liquidation rights with respect to such shares), as will the 520,075 private shares and the 520,075 private warrants included in the private units that were acquired simultaneously with the IPO and over-allotment by our Sponsor for an aggregate purchase price of $5,200,750. Such common stock and warrants had an aggregate market value of approximately $40.0 million based on the last sale price of FutureTech’s common stock and warrants of $11.78 and $0.03, on OTCID over-the-counter market, respectively, as of July 11, 2025;

●	In connection with the IPO, the Sponsor agreed that it will be liable under certain circumstances to ensure that the proceeds in the Trust Account are not reduced by the claims of target businesses or vendors or other entities that are owed money by the Company for services rendered, contracted for or products sold to the Company;

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●	All rights specified in FutureTech’s charter relating to the right of officers and directors to be indemnified by FutureTech, and of FutureTech’s officers and directors to be exculpated from monetary liability with respect to prior acts or omissions, will continue after a business combination. If the business combination is not approved and FutureTech liquidates, FutureTech will not be able to perform its obligations to its officers and directors under those provisions;

●	None of FutureTech’s executive officers or directors has received any cash compensation for services rendered to FutureTech. All of the current members of FutureTech’s board of directors are expected to continue to serve as directors at least through the date of the special meeting and may continue to serve following any potential business combination and receive compensation thereafter;

●	If the Extension is approved, our Sponsor may be required to continue to loan FutureTech the Extension Payment to deposit in the Trust Account as an interest-free loan to be repaid by us upon consummation of a Business Combination. No funds from the Trust Account would be used to repay such loans in the event of our liquidation;

●	The exercise of the Company’s directors’ and officers’ discretion in agreeing to changes or waivers in the terms of a business combination may result in a conflict of interest when determining whether such changes or waivers are appropriate and in the Company’s stockholders’ best interests;

●	The Sponsor will benefit from the completion of a Business Combination and may be incentivized to complete an acquisition of a less favorable target company or on terms less favorable to shareholders rather than liquidate;

●	In order to extend the time for the Company to complete an initial business combination, the Sponsor made Extension Loans to the Company in the total amount of $3.45 million as of the date hereof. The Sponsor may benefit from the completion of a business combination; and

●	FutureTech’s officers, directors, initial stockholders and their affiliates are entitled to reimbursement of out-of-pocket expenses incurred by them in connection with certain activities on FutureTech’s behalf, such as identifying and investigating possible business targets and business combinations. These individuals have negotiated the repayment of any such expenses upon completion of FutureTech’s initial business combination. However, if FutureTech fails to obtain the Extension and consummate a business combination, they will not have any claim against the Trust Account for reimbursement. Accordingly, FutureTech will most likely not be able to reimburse these expenses if the proposed business combination is not completed. Although as of the record date, FutureTech’s officers, directors, initial stockholders and their affiliates had not incurred any unpaid reimbursable expenses, they may incur such expenses in the future.

The Board’s Reasons for the Charter Amendment Proposal and Its Recommendation

As discussed below, after careful consideration of all relevant factors, the Board has determined that the Charter Amendment Proposal is fair to, and in the best interests of, FutureTech and its stockholders. The Board has approved and declared advisable adoption of the Charter Amendment Proposal, and recommends that you vote “FOR” such adoption. The Board expresses no opinion as to whether you should redeem your public shares.

We are a blank check company incorporated as a Delaware corporation on October 1, 2020, for the purpose of entering into a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or other similar business combination with one or more businesses or entities. On February 18, 2022, we consummated our initial public offering of 11,500,000 units at $10.00 per unit, generating gross proceeds of $115,000,000, including full exercise of the underwriters’ option to purchase additional units. Each unit consists of one share of common stock and one redeemable warrant, with each warrant entitling the holder thereof to purchase one share of common stock at a price of $11.50 per share. Simultaneously with the consummation of our initial public offering, we consummated the private placement of 520,075 private units to FutureTech Partners II LLC (the “Sponsor”) at a price of $10.00 per private unit, generating gross proceeds of $5,200,750.

As announced before, FutureTech entered into that certain Merger Agreement with Longevity Biomedical Inc and other related parties on September 16, 2024. However, FutureTech’s charter provides that FutureTech has until August 18, 2025 to consummate a business combination. While we are using our best efforts to complete the Business Combination as soon as practicable, the Board believes that there will not be sufficient time before the Termination Date to complete the Business Combination. Accordingly, the Board believes that in order to be able to complete the Business Combination, we will need to obtain the Extension. Without the Extension, the Board believes that there is significant risk that we might not, despite our best efforts, be able to complete the Business Combination on or before August 18, 2025. If that were to occur, we would be precluded from completing a Business Combination and would be forced to liquidate even if our stockholders are otherwise in favor of consummating a Business Combination. The affirmative vote of the holders of at least sixty-five percent (65%) of all outstanding shares of common stock is required to extend FutureTech’s corporate existence, except in connection with, and effective upon consummation of, a business combination. Additionally, FutureTech’s IPO prospectus and charter provide for all public stockholders to have an opportunity to redeem their public shares in the case FutureTech’s corporate existence is extended as described above. Because FutureTech continues to believe that a business combination would be in the best interests of FutureTech’s stockholders, and because FutureTech will not be able to conclude a business combination within the permitted time period, FutureTech has determined to seek stockholder approval to extend the date by which FutureTech has to complete a business combination to August18, 2026 (the “Extended Date”).

FutureTech is not asking you to vote on a business combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, you will retain the right to vote on any proposed business combination when it is submitted to stockholders and the right to redeem your public shares for a pro rata portion of the Trust Account in the event such business combination is approved and completed or the Company has not consummated a business combination by the Extended Date.

The affirmative vote of the holders of at least sixty-five percent (65%) of all then outstanding shares of common stock is required to effect an amendment to FutureTech’s Charter that would extend its corporate existence beyond August 18, 2025, except in connection with, and effective upon consummation of, a business combination. Additionally, FutureTech’s charter requires that all public stockholders have an opportunity to redeem their public shares in the case FutureTech’s corporate existence is extended as described above. We believe that these charter provisions were included to protect FutureTech stockholders from having to sustain their investments for an unreasonably long period, if FutureTech failed to find a suitable business combination in the timeframe contemplated by the charter. We also believe, however, that given FutureTech’s expenditure of time, effort and money on the potential business combinations with the targets it has identified, circumstances warrant providing those who would like to consider whether such potential business combinations are attractive investments with an opportunity to consider such transactions, inasmuch as FutureTech is also affording stockholders who wish to redeem their public shares the opportunity to do so, as required under its charter. Accordingly, the Extension is consistent with FutureTech’s charter and IPO prospectus.

After careful consideration of all relevant factors, FutureTech’s board of directors determined that the Charter Amendment Proposal is fair to and in the best interests of FutureTech and its stockholders.

The Board of Directors recommends that you vote “FOR” the Charter Amendment Proposal. The Board of Directors expresses no opinion as to whether you should redeem your public shares.

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THE ADJOURNMENT PROPOSAL

We are asking you to approve one or more adjournments of the special meeting from time to time, if requested by the chairman of the special meeting. For example, the chairman of the special meeting may request that the special meeting be adjourned to, among other things, solicit additional proxies to vote in favor of the Charter Amendment Proposal, in the event that there are insufficient votes at the time of the special meeting to establish a quorum or approve the Charter Amendment Proposal.

By the Adjournment Proposal, we are also asking you to authorize the holder of any proxy solicited by our Board to vote in favor of adjourning the meeting, and any adjournments or postponements thereof, to another time and place. If our stockholders approve the Adjournment Proposal, the special meeting (or any adjournment thereof) may be adjourned to a later time and we may use the additional time to, among other things, solicit additional proxies in favor of the Charter Amendment Proposal, including the solicitation of proxies from any of our stockholders that have previously voted against any such proposal. Among other things, approval of the Adjournment Proposal could mean that, even if we had received proxies representing a sufficient number of votes against the Charter Amendment Proposal to defeat any such proposal, the special meeting could be adjourned in order to seek to convince the holders of those shares to change their votes to votes in favor of the Charter Amendment Proposal.

If the meeting is adjourned, stockholders who have already submitted their proxies will be able to revoke them at any time prior to their use. Our Board believes that if the number of shares of our common stock present in person or represented by proxy at the special meeting and voting in favor of the Charter Amendment Proposal is not sufficient to adopt such proposals, it is in the best interests of our stockholders to enable us to continue to seek to obtain a sufficient number of additional votes to adopt the Charter Amendment.

Vote Required

The Adjournment Proposal must be approved by at least a majority of the votes cast by the holders of shares of our common stock present at the special meeting (in person or by proxy) and entitled to vote thereon at the special meeting.

As of the record date, October 11, 2024, our Sponsor and our directors, officers and initial stockholders are entitled to vote approximately 61.2% of the voting power of our issued and outstanding shares of common stock. We expect that all of such shares will be voted in favor of the Adjournment Proposal.

Recommendation of the Board

The Board recommends that you vote “FOR” the Adjournment Proposal.

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MANAGEMENT

Directors and Executive Officers

Our current directors and executive officers are as follows:

Name	Age	Position
Ray Chen	59	Chief Executive Officer, Chief Financial Officer, and Director
Yuquan Wang	53	Director
Neil Bush	69	Independent Director
Jeffrey Moseley	70	Independent Director
Jonathan McKeage	72	Independent Director

Ray Chen, Chief Executive Officer, Chief Financial Officer, and Director

Ray Chen has been our Chief Executive Officer, Chief Financial Officer and a member of our board of directors since August 2023. Mr. Chen has been Goldenstone Acquisition Ltd.’s Chief Financial Officer since March 2021. He had served as Chief Operating Officer of Goldenbridge Acquisition Limited from August 2020 until it completed business combination with Sun Car Technology Company in May 2023. Chen served as Director and Chief Operating Officer of Wealthbridge Acquisition Limited, a special purpose acquisition company, from February 2018 until its business combination with Scienjoy Inc. in May 2020, and has served as the Investor Relation Officer of Scienjoy until 2022. Mr. Chen served as Chief Executive Officer at Fortissimo Film International Ltd., a privately- owned film development and production company from August 2016 to January 2018. From January 2013 to February 2016, Mr. Chen was Chief Executive Officer of Beijing Galloping Horse Film & TV Production Co., Ltd. From January 2010 to March 2013, Mr. Chen was the head of sales in the Beijing Office of Star Jet Co., Ltd. Prior to his Star Jet experience, Mr. Chen was the executive board member and head of sales in Asia Jet Partners Limited, a privately-owned holding company specializing in general aviation and aircraft leasing. Mr. Chen joined Asia Jet after his service as Chief Executive Officer at ABC International Inc., a business consulting company based in Cleveland, Ohio. Mr. Chen attended business and marketing courses at Cleveland State University from September 1991 to June 1995. The Company believes Mr. Chen is well-qualified to serve as a member of the board given his public company experience, including other similarly structured blank check companies, business leadership, operational experience and contacts.

Yuquan Wang, Director

Yuquan Wang has been a member of our board of directors since our inception. Mr. Wang has been the founding partner of Haiyin Capital since January 2009. Additionally, Mr. Wang has served as a board member of Soft Robotics Inc. from February 2016 to January 2021. Mr. Wang served as a board member for Wicab, Inc. since July 2014 and as a board member of Cerevast Medical, Inc. since October 2014. Since January 2003, Mr. Wang has served as a board member of Frost & Sullivan (Beijing). Mr. Wang also currently serves as a board member of T4Game since August 2013. In addition, Mr. Wang served as a board member of Hanson Robotics since March 2015. Mr. Wang is the co-founder and has served as the chairman of Innovation Map since June 2016 and the Chairman of Innovation Map USA since August 2017. Mr. Wang has served as an advisor to the George H.W. Bush Foundation for U.S.-China Relation since January 2021. Since May 2009, Mr. Wang has served as a board member of Easescent Wine. He also currently serves as a member of the board of Fuwen Enterprise Management Consulting since December 2011, and Guangkong Haiyin Enterprise Management since October 2014. Mr. Wang is the CEO of FutureTech Acquisition Corp., where he currently serves as a member of the board. Previously, Mr. Wang served as our Chief Executive Officer from inception to August 2023.

Neil Bush, Independent Director

Neil Bush has served on our board of directors since February 2022. Mr. Bush has been the sole member of Neil Bush Global Advisors, LLC since January 1998. Additionally, Mr. Bush has been on the board of directors for Hong Kong Finance Investment Holding Group since 2012. Mr. Bush has also served as the co-chairman for CIIC since 2006 and as an adviser to CP Group since 2015. Further, Mr. Bush has served as a partner for Asia & America Consultants since March 2016 and the chairman of Singhaiyi since April 2013. Mr. Bush served on the board of Greffex, Inc. since June 2020 and the Points of Light Foundation. Mr. Bush was appointed director of Rebound International, LLC in early 2022.

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Jeffrey Moseley, Independent Director

Jeffrey Moseley has served on our board of directors since February 2022. Mr. Moseley has served as the director of SNU Foundation since April 2016. Mr. Moseley previously served as director of Wallis Bank from April 2014 to February 2018.

Jonathan McKeage, Independent Director

Jonathan McKeage has served on our board of directors since August 2023. Mr. McKeage has over 30 years of experience in the areas of M&A, corporate finance, equity analysis, trading and investor relations. Mr. McKeage has served as a director of Goldenstone Acquisition Ltd. since July 2021. Mr. McKeage has served in various roles at American Education Center, a provider of college application advice, and acclimation and business services to Chinese students studying in the United States and their families, since September 2015: as Senior Advisor since September 2017; as Chief Executive Officer and director from September 2016 to August 2017; and as Managing Director from September 2015 to August 2016. From September 2015 to June 2017, Mr. McKeage served as Chief Academic Officer and a Professor at Columbia International College, Inc. Prior to that, from 2004 to 2010, Mr. McKeage served as Vice President of Corporate Development for Digital Angel Corporation, where he coordinated acquisitions and divestitures and served as in-house investor relations manager for this international RFID and GPS technology group. During this time, Mr. McKeage also served as Chief Executive Officer and Director of New Jersey-based Digital Angel subsidiary InfoTech USA, an OTC-quoted provider of information technology and consulting services to small and medium sized businesses, where he led a business model restructuring and eventual sale to a private equity group, as part of the parent company’s program of divestiture of non-core assets. Before this, Mr. McKeage for two years was an Account Manager with Allen & Caron, a New York and London based investor relations firm, where he led roadshows and wrote press releases for the firm’s small cap client base and advised C-suite executives on IR strategies. In the early 1990s Mr. McKeage spent three years with Kalb Voorhis, a New-York based brokerage and specialist operation, where he acted as floor broker on the NYSE and client relationship manager with the firm’s AMEX specialist unit, as well as on the firm’s equity sales desk “upstairs” executing customer trades on these exchanges. Following this, he spent two years with Niederhoffer Investments, a New York-based financial group engaged primarily in commodities trading, where he engaged in commodities research and ADR trading, as well as managing the firm’s private company exclusive sale business. Mr. McKeage’s investment banking experience includes seven years (1995 to 2002) as a Managing Director in the Corporate Finance department of New York-based Dominick & Dominick LLC, where he was involved in a number of domestic and international M&A and equity funding assignments and also led European roadshows for US clients in conjunction with Dominick’s then-extensive European branch network. Mr. McKeage holds a bachelor degree from Rice University, masters and PhD degrees from Harvard University and a Certificate in Business Administration from The Wharton School. We believe Mr. McKeage is well-qualified to serve as a member of the board given his public company experience, including investor relations, business leadership, operational experience and contacts.

Number and Terms of Office of Officers and Directors

We have five directors. Our board of directors is divided into three classes with only one class of directors being elected in each year and each class (except for those directors appointed prior to our first annual meeting of stockholders) serving a three-year term. In accordance with Nasdaq corporate governance requirements, we are not required to hold an annual meeting until one year after our first fiscal year end following our listing on Nasdaq. The term of office of the first class of directors, consisting of Neil Bush, will expire at our first annual meeting of stockholders. The term of office of the second class of directors, consisting of Jeffrey Moseley and Jonathan McKeage, will expire at the second annual meeting of stockholders. The term of office for the third class of directors consisting of Yuquan Wang and Ray Chen, will expire at the third annual meeting of stockholders.

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Prior to the completion of an initial business combination, any vacancy on the board of directors may be filled by a nominee chosen by holders of a majority of our founder shares. In addition, prior to the completion of an initial business combination, holders of a majority of our founder shares may remove a member of the board of directors for any reason.

Our officers are appointed by the board of directors and serve at the discretion of the board of directors, rather than for specific terms of office. Our board of directors is authorized to nominate persons to the offices set forth in our amended and restated certificate of incorporation as it deems appropriate. Our amended and restated certificate of incorporation provides that our officers may consist of one or more chairman of the board of directors, chief executive officer, president, chief financial officer, vice presidents, secretary, treasurer and such other offices as may be determined by the board of directors.

Executive Officer and Director Compensation

None of our officers has received any cash compensation for services rendered to us. Commencing on the date of our Initial Public Offering, we have agreed to pay an affiliate of our sponsor a total of $10,000 per month for office space, utilities and secretarial and administrative support. Upon completion of our initial business combination or our liquidation, we will cease paying these monthly fees. Other than as set forth above, no compensation of any kind, including any finder’s fee, reimbursement, consulting fee or monies in respect of any payment of a loan, will be paid by us to our sponsor, officers, directors or any affiliate of our sponsor, officers or directors, prior to, or in connection with any services rendered in order to effectuate, the consummation of our initial business combination (regardless of the type of transaction that it is). Our officers and directors will be reimbursed for any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable business combinations. Our audit committee will review on a quarterly basis all payments that were made to our sponsor, officers, directors, or our or their affiliates. Any such payments prior to an initial business combination will be made using funds held outside the Trust Account. Other than quarterly audit committee review of such payments, we do not expect to have any additional controls in place governing our reimbursement payments to our directors and executive officers for their out-of-pocket expenses incurred in connection with identifying and consummating an initial business combination.

After the completion of our initial business combination, directors or members of our management team who remain with us may be paid consulting or management fees from the combined company. All of these fees will be fully disclosed to stockholders, to the extent then known, in the tender offer materials or proxy solicitation materials furnished to our stockholders in connection with a proposed initial business combination. We have not established any limit on the amount of such fees that may be paid by the combined company to our directors or members of management. It is unlikely the amount of such compensation will be known at the time of the proposed initial business combination because the directors of the post-combination business will be responsible for determining officer and director compensation. Any compensation to be paid to our officers will be determined, or recommended to the board of directors for determination, either by a compensation committee constituted solely by independent directors or by a majority of the independent directors on our board of directors.

We do not intend to take any action to ensure that members of our management team maintain their positions with us after the consummation of our initial business combination, although it is possible that some or all of our officers and directors may negotiate employment or consulting arrangements to remain with us after our initial business combination. The existence or terms of any such employment or consulting arrangements to retain their positions with us may influence our management’s motivation in identifying or selecting a target business but we do not believe that the ability of our management to remain with us after the consummation of our initial business combination will be a determining factor in our decision to proceed with any potential business combination. We are not party to any agreements with our officers and directors that provide for benefits upon termination of employment.

Committees of the Board of Directors

Our board of directors has two standing committees: an audit committee and a compensation committee. Subject to phase-in rules and a limited exception, Nasdaq rules and Rule 10A-3 of the Exchange Act require that the audit committee of a listed company be comprised solely of independent directors, and Nasdaq rules require that the compensation committee of a listed company be comprised solely of independent directors.

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Audit Committee

We established an audit committee of the board of directors. Neil Bush and Jeffrey Moseley serve as members of our audit committee, and Jonathan McKeage chairs the audit committee. Under the Nasdaq listing standards and applicable SEC rules, we are required to have at least three members of the audit committee, all of whom must be independent. Each of Messrs. Bush, McKeage, and Moseley meet the independent director standards under Nasdaq listing standards and under Rule 10-A-3(b)(1) of the Exchange Act.

Each member of the audit committee is financially literate, and our board of directors has determined that Mr. McKeage qualifies as an “audit committee financial expert” as defined in applicable SEC rules.

We adopted an audit committee charter, which details the principal functions of the audit committee, including:

●	the appointment, compensation, retention, replacement, and oversight of the work of the independent registered public accounting firm engaged by us;

●	pre-approving all audit and permitted non-audit services to be provided by the independent registered public accounting firm engaged by us, and establishing pre-approval policies and procedures;

●	setting clear hiring policies for employees or former employees of the independent registered public accounting firm, including but not limited to, as required by applicable laws and regulations;

●	setting clear policies for audit partner rotation in compliance with applicable laws and regulations;

●	obtaining and reviewing a report, at least annually, from the independent registered public accounting firm describing (i) the independent registered public accounting firm’s internal quality-control procedures, (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the audit firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm and any steps taken to deal with such issues and (iii) all relationships between the independent registered public accounting firm and us to assess the independent registered public accounting firm’s independence;

●	reviewing and approving any related party transaction required to be disclosed pursuant to Item 404 of Regulation S-K promulgated by the SEC prior to us entering into such transaction; and

●	reviewing with management, the independent registered public accounting firm, and our legal advisors, as appropriate, any legal, regulatory or compliance matters, including any correspondence with regulators or government agencies and any employee complaints or published reports that raise material issues regarding our financial statements or accounting policies and any significant changes in accounting standards or rules promulgated by the Financial Accounting Standards Board, the SEC or other regulatory authorities.

Compensation Committee

We established a compensation committee of the board of directors. Jonathan McKeage and Jeffrey Moseley serve as members of our compensation committee, and Mr. Moseley chairs the compensation committee. Under the Nasdaq listing standards and applicable SEC rules, we are required to have at least two members of the compensation committee, all of whom must be independent. Messrs. McKeage and Moseley are independent.

We adopted a compensation committee charter, which details the principal functions of the compensation committee, including:

●	reviewing and approving on an annual basis the corporate goals and objectives relevant to our executive officers’ compensation, if any is paid by us, evaluating our executive officers’ performance in light of such goals and objectives and determining and approving the remuneration (if any) of our executive officers based on such evaluation;

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●	reviewing and approving on an annual basis the compensation, if any is paid by us, of all of our other officers;

●	reviewing on an annual basis our executive compensation policies and plans;

●	implementing and administering our incentive compensation equity-based remuneration plans;

●	assisting management in complying with our proxy statement and annual report disclosure requirements;

●	approving all special perquisites, special cash payments and other special compensation and benefit arrangements for our officers and employees;

●	if required, producing a report on executive compensation to be included in our annual proxy statement; and

●	reviewing, evaluating and recommending changes, if appropriate, to the remuneration for directors.

Notwithstanding the foregoing, as indicated above, other than the payment to an affiliate of our sponsor of $10,000 per month, for twelve (12) months (or up to eighteen (18) months), for office space, utilities and secretarial and administrative support, no compensation of any kind, including finders, consulting or other similar fees, will be paid to any of our existing stockholders, officers, directors or any of their respective affiliates, prior to, or for any services they render in order to effectuate the consummation of an initial business combination. Accordingly, it is likely that prior to the consummation of an initial business combination, the compensation committee will only be responsible for the review and recommendation of any compensation arrangements to be entered into in connection with such initial business combination.

The charter also provides that the compensation committee may, in its sole discretion, retain or obtain the advice of a compensation consultant, legal counsel or other adviser and will be directly responsible for the appointment, compensation and oversight of the work of any such adviser. However, before engaging or receiving advice from a compensation consultant, external legal counsel or any other adviser, the compensation committee will consider the independence of each such adviser, including the factors required by Nasdaq and the SEC.

Compensation Committee Interlocks and Insider Participation

None of our executive officers currently serves, and in the past year has not served, as a member of the compensation committee of any entity that has one or more executive officers serving on our board of directors.

Corporate Governance and Nominating Committee

We do not have a standing nominating committee though we intend to form a corporate governance and nominating committee as and when required to do so by law or Nasdaq rules. In accordance with Rule 5605 of the Nasdaq rules, a majority of the independent directors may recommend a director nominee for selection by the board of directors. The board of directors believes that the independent directors can satisfactorily carry out the responsibility of properly selecting or approving director nominees without the formation of a standing nominating committee. Our independent directors will participate in the consideration and recommendation of director nominees. In accordance with Rule 5605 of the Nasdaq rules, all such directors are independent. As there is no standing nominating committee, we do not have a nominating committee charter in place.

The board of directors will also consider director candidates recommended for nomination by our stockholders during such times as they are seeking proposed nominees to stand for election at the next annual meeting of stockholders (or, if applicable, a special meeting of stockholders). Our stockholders that wish to nominate a director for election to our board of directors should follow the procedures set forth in our bylaws.

We have not formally established any specific, minimum qualifications that must be met or skills that are necessary for directors to possess. In general, in identifying and evaluating nominees for director, the board of directors considers educational background, diversity of professional experience, knowledge of our business, integrity, professional reputation, independence, wisdom, and the ability to represent the best interests of our stockholders

Code of Ethics

We have adopted a Code of Ethics applicable to our directors, officers and employees. We have filed a copy of our Code of Ethics and our audit committee charter as exhibits to the registration statement for our Initial Public Offering. You can review these documents by accessing our public filings at the SEC’s web site at www.sec.gov. In addition, a copy of the Code of Ethics will be provided without charge upon request from us. We intend to disclose any amendments to or waivers of certain provisions of our Code of Ethics in a Current Report on Form 8-K.

Delinquent Section 16(a) Reports

Section 16(a) of the Securities Exchange Act of 1934 requires our directors, certain officers and any beneficial owners of more than 10% of our common stock to file reports relating to their ownership and changes in ownership of our common stock with the SEC by certain deadlines. Based on a review of Section 16 filings with respect to our Company made during or with respect to the preceding year, we are not aware of any late Section 16(a) filings other than one late Form 4 report filed by the Sponsor, one late Form 3 report filed by Ray Chen, one late Form 3 report filed by Jonathan McKeage, one late Form 4 report filed by Yuquan Wang and one late Form 3 report filed by Zachary Radu.

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BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information regarding the beneficial ownership of our shares of common stock as of the record date, July 11, 2025, based on information obtained from the persons named below, with respect to the beneficial ownership of shares of our common stock by:

●	each person known by us to be the beneficial owner of more than 5% of the outstanding shares of common stock;

●	each of our executive officers, directors and director nominees that beneficially owns shares of common stock; and

●	all our executive officers and directors as a group.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them.

	Class A Common Stock		Class B Common Stock		Approximate Percentage
Name and Address of Beneficial Owner (1)	Number of Shares Beneficially Owned	Approximate Percentage of Class	Number of Shares Beneficially Owned (2)	Approximate Percentage of Class	of Outstanding Common Stock
Sponsor, Officers and Directors
FutureTech Partners II LLC (2)	2,965,075	69.1%			69.1%
Ray Chen	380,000	8.9%	-	-	8.9%
Yuquan Wang	-		-	-	-
Neil Bush	10,000	-	-	*	*
Jonathan McKeage	-		-	-	-
Jeffrey Moseley	10,000	-	-	*	*
All executive officers and directors as a group (five individuals)	400,000	9.3%	-	-	9.3%
All Sponsor, directors and executive officers as a group	3,365,075	78.44%			78.44%
5% Holders
FutureTech Partners II LLC (2)	2,965,075	69.1%			69.1%
Calamos Market Neutral Income Fund, a series of Calamos Investment Trust (3)	500,000	11.7%			11.7%
Walleye Capital LLC (4)	160,866.00	5.44%			5.44%

(1) Unless otherwise noted, the business address of each of the following entities or individuals is c/o FutureTech II Acquisition Corp., 128 Gail Drive, New Rochelle, NY 10805.

(2) FutureTech Partners II LLC, our sponsor, is the record holder of the securities reported herein. Zachary Radu is a member. By virtue of this relationship, Mr. Radu may be deemed to share beneficial ownership of the securities held of record by our sponsor. Mr. Radu disclaims any such beneficial ownership except to the extent of his pecuniary interest.

(3) According to a Schedule 13G filed with the SEC on February 12, 2025 by Calamos Market Neutral Income Fund, a series of Calamos Investment Trust (“Calamos”), Calamos may be deemed to have beneficial ownership of these shares. The principal business office of Calamos is 2020 Calamos Court, Naperville, IL 60563.

(4) According to a Schedule 13G filed with the SEC on February 6, 2025 by Walleye Capital LLC (“Walleye”), Walleye may be deemed to have beneficial ownership of these shares. The principal business office of Walleye is 2800 Niagara Lane N, Plymouth, MN 55447.

The founder shares held by our initial stockholders represent 78.4% of our outstanding shares of common stock. Because of this ownership block, our initial stockholders may be able to effectively influence the outcome of all other matters requiring approval by our stockholders, including amendments to our amended and restated certificate of incorporation and approval of significant corporate transactions including our initial business combination. Holders of our public shares do not have the right to appoint any directors to our board of directors prior to our initial business combination.

Each holder of the founder shares has agreed (a) to vote any founder shares owned by it in favor of any proposed business combination and (b) not to redeem any founder shares in connection with a stockholder vote to approve a proposed initial business combination. Our sponsor and our executive officers and directors are deemed to be our “promoters” as such term is defined under the federal securities laws.

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CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND DIRECTOR INDEPENDENCE

Certain Relationships and Related Transactions

On October 8, 2021, the Company issued an aggregate of 2,875,000 shares of Class B common stock to the Sponsor for an aggregate purchase price of $25,000 in cash. Such Class B common stock includes an aggregate of up to 375,000 shares that were subject to forfeiture by the Sponsor to the extent that the underwriters’ over-allotment was not exercised in full or in part, so that the Sponsor would collectively own at least 20% of the Company’s issued and outstanding shares after the Offering (assuming the initial stockholders did not purchase any Public Shares in the Offering and excluding the Placement Units and underlying securities). The underwriters exercised the over-allotment option in full so those shares are no longer subject to forfeiture. All 2,875,000 shares of Class B common stock have been converted to 2,875,000 shares of non-redeemable Class A common stock (“founder shares”)

The initial stockholders have agreed not to transfer, assign or sell any of the founder shares (except to certain permitted transferees) until the earlier of (i) one year after the date of the consummation of a Business Combination, or (ii) the date on which the closing price of the Company’s common stock equals or exceeds $12.00 per share (as adjusted for stock splits, stock dividends, reorganizations and recapitalizations) for any 20 trading days within any 30-trading day period commencing six months after a Business Combination, or earlier, in each case, if, subsequent to a Business Combination, the Company consummates a subsequent liquidation, merger, stock exchange or other similar transaction which results in all of the Company’s stockholders having the right to exchange their common stock for cash, securities or other property.

On August 19, 2021, the Sponsor committed to loan the Company an aggregate of up to $300,000 to cover expenses related to the Initial Public Offering pursuant to a promissory note (the “Note”). The Note was non-interest bearing and was payable on the earlier of March 31, 2022 or the completion of the Initial Public Offering.

In order to finance transaction costs in connection with a Business Combination and ongoing operating costs, the Sponsor has agreed to provide us with a loan to the Company up to $1,500,000 as may be required (“Working Capital Loans”). Such Working Capital Loans would either be repaid upon consummation of a Business Combination, without interest, or, at the lender’s discretion, may be converted upon consummation of a Business Combination into additional Placement Units at a price of $10.00 per Unit. In the event that a Business Combination does not close, the Company may use a portion of proceeds held outside the Trust Account to repay the Working Capital Loans, but no proceeds held in the Trust Account would be used to repay the Working Capital Loans. As of December 31, 2024, there was $412,257outstanding under the Working Capital Loans.

Pursuant to the Company’s Charter, if the Company anticipated that it could not consummate a Business Combination within 24 months, the Company could, by resolution of the Board if requested by the Sponsor, extend the period of time to consummate a Business Combination up to nine times, each by an additional one month (for a total of up to 33 months to complete a Business Combination), subject to the Sponsor depositing additional funds into the Trust Account as set out below. On February 17, 2023 the Company caused to be deposited $1,150,000 into the Company’s Trust Account for its public stockholders, representing $0.10 per public share, allowing the Company to extend the period of time it has to consummate its initial Business Combination by three months from February 18, 2023 to May 18, 2023. On May 17, 2023 the Company caused to be deposited $1,150,000 into the Company’s Trust Account for its public stockholders, representing $0.10 per public share, allowing the Company to extend the period of time it has to consummate its initial Business Combination by three months from May 18, 2023 to August 18, 2023.

On August 18, 2023, the Company caused to be deposited $125,000 into the Company’s Trust Account for its public stockholders, representing $0.002 per public share, allowing the Company to extend the period of time it has to consummate its initial Business Combination by one month from August 18, 2023 to September 18, 2023. On September 26, 2023, the Company caused to be deposited $125,000 into the Company’s Trust Account for its public stockholders, representing $0.002 per public share, allowing the Company to extend the period of time it has to consummate its initial Business Combination by one month from September 18, 2023 to October 18, 2023. On October 18, 2023, the Company caused to be deposited $125,000 into the Company’s Trust Account for its public stockholders, representing $0.002 per public share, allowing the Company to extend the period of time it has to consummate its initial Business Combination by one month from October 18, 2023 to November 18, 2023. On November 17, 2023, the Company caused to be deposited $125,000 into the Company’s Trust Account for its public stockholders, representing $0.002 per public share, allowing the Company to extend the period of time it has to consummate its initial Business Combination by one month from November 18, 2023 to December 18, 2023. On December 18, 2023, the Company caused to be deposited $125,000 into the Company’s Trust Account for its public stockholders, representing $0.002 per public share, allowing the Company to extend the period of time it has to consummate its initial Business Combination by one month from December 18, 2023 to January 18, 2024. On January 18, 2024, the Company caused to be deposited $125,000 into the Company’s Trust Account for its public stockholders, representing $0.002 per public share, allowing the Company to extend the period of time it has to consummate its initial Business Combination by one month from January 18, 2024 to February 18, 2024.

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On February 18, 2024, the Company caused to be deposited $50,000 into the Company’s Trust Account for its public stockholders, representing $0.002 per public share, allowing the Company to extend the period of time it has to consummate its initial Business Combination by one month from February 18, 2024 to March 18, 2024. On March 18, 2024, the Company caused to be deposited $50,000 into the Company’s Trust Account for its public stockholders, representing $0.002 per public share, allowing the Company to extend the period of time it has to consummate its initial Business Combination by one month from March 18, 2024 to April 18, 2024. On April 18, 2024, the Company caused to be deposited $50,000 into the Company’s Trust Account, allowing the Company to extend the period of time it has to consummate its initial Business Combination from April 18, 2024 to May 18, 2024. On May 18, 2024, the Company caused to be deposited $50,000 into the Company’s Trust Account, allowing the Company to extend the period of time it has to consummate its initial Business Combination from May 18, 2024 to June 18, 2024. On June 18, 2024, the Company caused to be deposited $50,000 into the Company’s Trust Account, allowing the Company to extend the period of time it has to consummate its initial Business Combination from June 18, 2024 to July 18, 2024.On July 18, 2024, the Company caused to be deposited $50,000 into the Company’s Trust Account, allowing the Company to extend the period of time it has to consummate its initial Business Combination from July 18, 2024 until August 18, 2024. On August 18, 2024, the Company caused to be deposited $50,000 into the Company’s Trust Account, allowing the Company to extend the period of time it has to consummate its initial Business Combination from August 18, 2024 to September 18, 2024. On September 18, 2024, the Company caused to be deposited $50,000 into the Company’s Trust Account, allowing the Company to extend the period of time it has to consummate its initial Business Combination from September 18, 2024 to October 18, 2024. On October 18, 2024, the Company caused to be deposited $50,000 into the Company’s Trust Account, allowing the Company to extend the period of time it has to consummate its initial Business Combination from October 18, 2024 to November 18, 2024.

On November 20, 2024, the Company caused to be deposited $37,744 into the Company’s Trust account, allowing the Company to extend the period of time it has to consummate its initial Business Combination from November18, 2024 to December 18, 2024. On December 18, 2024, the Company caused to be deposited $37,744 into the Company’s Trust account, allowing the Company to extend the period of time it has to consummate its initial Business Combination from December 18, 2024 to January 18, 2025. On January 18, 2025, the Company caused to be deposited $37,744 into the Company’s Trust account, allowing the Company to extend the period of time it has to consummate its initial Business Combination from January 18, 2025 to February 18, 2025. On February 18th, 2025, the Company caused to be deposited $37,744 into the Company’s Trust account, allowing the Company to extend the period of time it has to consummate its initial Business Combination from February 18, 2025 to March 18, 2025. On March 18th, 2025, the Company caused to be deposited $37,744 into the Company’s Trust account, allowing the Company to extend the period of time it has to consummate its initial Business Combination from March 18, 2025 to April 18, 2025 On April 18th, 2025, the Company caused to be deposited $6,250 into the Company’s Trust account, as an adjustment payment. On April 18th, 2025, the Company caused to be deposited $38,994 into the Company’s Trust account, allowing the Company to extend the period of time it has to consummate its initial Business Combination from April 18, 2025 to May 18, 2025. On May 18th, 2025, the Company caused to be deposited $38,994 into the Company’s Trust account, allowing the Company to extend the period of time it has to consummate its initial Business Combination from May 18, 2025 to June 18, 2025. On June 18th, 2025, the Company caused to be deposited $38,994 into the Company’s Trust account, allowing the Company to extend the period of time it has to consummate its initial Business Combination from June 18, 2025 to July 18, 2025. On July 18th, 2025, the Company caused to be deposited $38,994 into the Company’s Trust account, allowing the Company to extend the period of time it has to consummate its initial Business Combination from July 18, 2025 to August 18, 2025.

Each deposit made by the Sponsor in connection with the extension of the combination period described herein shall be referred to herein as an “Extension Loan” and collectively, the “Extension Loans”.

As of December 31, 2024, there was $3,537,744 outstanding under the Extension Loans from the Sponsor. As of the date of this filing, there was $3,813,203 outstanding under the Extension Loans from the Sponsor.

Each Extension Loan was made in the form of non-interest-bearing promissory notes. If the Company completes its initial Business Combination, the Company will, at the option of the Sponsor, repay the Extension Loans out of the proceeds of the Trust Account released to the Company or convert a portion or all of the total loan amount into units at a price of $10.00 per unit, which units will be identical to the private units. If the Company does not complete a Business Combination, the Company will repay such loans only from funds held outside of the Trust Account. Furthermore, the letter agreement among the Company and the Company’s officers, directors, and the Sponsor contains a provision pursuant to which the Sponsor will agree to waive its right to be repaid for such loans to the extent there is insufficient funds held outside of the Trust Account in the event that the Company does not complete a Business Combination. The Sponsor and its affiliates or designees are not obligated to fund the Trust Account to extend the time for the Company to complete the initial Business Combination. The public stockholders will not be afforded an opportunity to vote on the extension of time to consummate an initial Business Combination until August 18, 2025described above or redeem their shares in connection with such extensions.

Director Independence

Nasdaq listing standards require that a majority of our board of directors be independent. An “independent director” is defined generally as a person other than an officer or employee of the company or its subsidiaries or any other individual having a relationship which in the opinion of the company’s board of directors, would interfere with the director’s exercise of independent judgment in carrying out the responsibilities of a director. Our board of directors has determined that Neil Bush, Jonathan McKeage and Jeffrey Moseley are “independent directors” as defined in the Nasdaq listing standards and applicable SEC rules. Our independent directors will have regularly scheduled meetings at which only independent directors are present.

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STOCKHOLDER PROPOSALS

If the Charter Amendment Proposal is approved, we anticipate that the 2025 annual meeting of stockholders will be held no later than December 31, 2025. For any proposal to be considered for inclusion in our proxy statement and form of proxy for submission to the stockholders at our 2025 annual meeting of stockholders, it must be submitted in writing and comply with the requirements of Rule 14a-8 of the Exchange Act.

In addition, our bylaws provide notice procedures for stockholders to nominate a person as a director and to propose business to be considered by stockholders at a meeting. Notice of a nomination or proposal must be delivered to us not less than 90 days and not more than 120 days prior to the date for the preceding year’s annual meeting of stockholders; provided, however, that in the event that the annual meeting is called for a date that is not within 30 days before or after such anniversary date, notice by the stockholder to be timely must be so received no earlier than the opening of business on the 120th day before the meeting and not later than the later of (x) the close of business on the 90th day before the meeting or (y) the close of business on the 10th day following the day on which public announcement of the date of the annual meeting is first made by us. Nominations and proposals also must satisfy other requirements set forth in the bylaws. The Chairman of the Board may refuse to acknowledge the introduction of any stockholder proposal not made in compliance with the foregoing procedures.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS

Unless we have received contrary instructions, we may send a single copy of this proxy statement to any household at which two or more stockholders reside if we believe the stockholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if stockholders prefer to receive multiple sets of our disclosure documents at the same address in the future, the stockholders should follow the instructions described below. Similarly, if an address is shared with another stockholder and together both of the stockholders would like to receive only a single set of our disclosure documents, the stockholders should follow these instructions:

●	If the shares are registered in the name of the stockholder, the stockholder may notify us of his or her request by calling or writing Lioness Consulting LLC, FutureTech’s proxy solicitor, telephone number: 917-576-3586, email: info@lionessconsultingllc.com; or

●	If a bank, broker or other nominee holds the shares, the stockholder should contact the bank, broker or other nominee directly; banks or brokers may call Lioness Consulting LLC at 917-576-3586.

WHERE YOU CAN FIND MORE INFORMATION

We file annual and quarterly reports and other information with the Securities and Exchange Commission. We distribute to our stockholders annual reports containing financial statements audited by our independent registered public accounting firm and, upon request, quarterly reports for the first three quarters of each fiscal year containing unaudited financial information. In addition, the reports and other information are filed through Electronic Data Gathering, Analysis and Retrieval (known as “EDGAR”) system and are publicly available on the Securities and Exchange Commission’s website, located at http://www.sec.gov. We will provide without charge to you, upon written or oral request, a copy of the reports and other information filed with the Securities and Exchange Commission.

Any requests for copies of information, reports or other filings with the Securities and Exchange Commission should be directed to FutureTech II Acquisition Corp., 128 Gail Drive, New Rochelle, NY 10805, Attention: Ray Chen, Chief Executive Officer and Chief Financial Officer.

In order to receive timely delivery of the documents in advance of the special meeting, you must make your request for information no later than August 7, 2025.

31

ANNEX A

PROPOSED

CERTIFICATE OF AMENDMENT

TO THE

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

FUTURETECH II ACQUISITION CORP.

August [●], 2025

FutureTech II Acquisition Corp., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), DOES HEREBY CERTIFY AS FOLLOWS:

1. The name of the Corporation is “FutureTech II Acquisition Corp.”. The original certificate of incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on August 19, 2021 (the “Original Certificate”). The Amended and Restated Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on February 17, 2022 (as amended, the “Amended and Restated Certificate”). On November 21, 2024, the Company filed an Amendment to the Amended and Restated Certificate (as amended, the “Amendment”).

2. This Amendment amends the Amended and Restated Certificate.

3. This Amendment was duly adopted by the Board of Directors of the Corporation and the stockholders of the Corporation in accordance with Section 242 of the General Corporation Law of the State of Delaware.

Item 4 of this Amendment to the Amended and Restated Certificate of Incorporation was duly adopted by the affirmative vote of both (x) a majority of the holders of outstanding Class A Common Stock.

Item 5 of this Amendment to the Amended and Restated Certificate of Incorporation was duly adopted by the affirmative vote of at least sixty-five percent (65%) of the outstanding shares of Class A Common Stock.

5. The text of Section 9.1(b) is hereby amended and restated to read in full as follows:

9.1(b) Immediately after the Offering, a certain amount of the net offering proceeds received by the Corporation in the Offering (including the proceeds of any exercise of the underwriters’ over-allotment option) and certain other amounts specified in the Corporation’s registration statement on Form S-1, as initially filed with the Securities and Exchange Commission (the “SEC”) on December 23, 2021, as amended (the “Registration Statement”), was deposited in a trust account (the “Trust Account”), established for the benefit of the Public Stockholders (as defined below) pursuant to a trust agreement described in the Registration Statement. Except for the withdrawal of interest income (if any) to pay the Corporation’s taxes, if any, none of the funds held in the Trust Account (including the interest earned on the funds held in the Trust Account) will be released from the Trust Account until the earliest to occur of (i) the completion of the initial Business Combination, (ii) the redemption of 100% of the Offering Shares (as defined below) if the Corporation does not complete its initial Business Combination by August 18, 2025; provided that the Company may extend such date by up to an additional nine months, to up to August 18, 2026, provided that FutureTech II Partners LLC (or its affiliates or permitted designees) will deposit into the Trust Account the lesser of: (i) $_______ and (ii) an aggregate amount equal to $____ multiplied by the number of public shares of the Company that are not redeemed in connection with the stockholder vote to approve the Charter Amendment Proposal for each such one-month extension, unless the closing of the Corporation’s Business Combination shall have occurred, for such extension in exchange for a non-interest bearing, unsecured promissory note payable upon consummation of a Business Combination, or such earlier date as determined by the Board (as applicable, the “Termination Date”), subject to applicable law, and (iii) the redemption of Offering Shares in connection with a stockholder vote to approve an amendment to this Amended and Restated Certificate (A) to modify the substance or timing of the Corporation’s obligation to redeem 100% of the Offering Shares if the Corporation has not completed an initial Business Combination by the Termination Date or (B) with respect to any other provisions relating to stockholders’ rights or pre-initial Business Combination activity (as described in Section 9.7). Holders of shares of the Common Stock included as part of the units sold in the Offering (the “Offering Shares”) (whether such Offering Shares were purchased in the Offering or in the secondary market following the Offering and whether or not such holders are FutureTech II Partners LLC (the “Sponsor”) or the officers or directors of the Corporation, or any affiliates of any of the foregoing) are referred to herein as “Public Stockholders.”

A-1

IN WITNESS WHEREOF, FutureTech II Acquisition Corp. has caused this Certificate of Amendment to the Amended and Restated Certificate to be duly executed in its name and on its behalf by an authorized officer as of the date first set above.

FUTURETECH II ACQUISITION CORP.

By:
Name:	Ray Chen
Title:	Chief Executive Officer

A-2

PROXY CARD

FUTURETECH II ACQUISITION CORP.

PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned hereby appoints Ray Chen and Ying Chen as proxies of the undersigned to attend the Annual Meeting of Stockholders (the “Annual Meeting”) of FutureTech II Acquisition Corp. (the “Company”), to be held via virtual meeting as described in the Proxy Statement on August 14, 2025 at 10:00 a.m. Eastern time, and any postponement or adjournment thereof, and to vote as if the undersigned were then and there personally present on all matters set forth in the Notice of Annual Meeting, dated July __, 2025 (the “Notice”), a copy of which has been received by the undersigned, as follows:

1.	PROPOSAL 1. CHARTER AMENMENT PROPOSAL —

	For	Against	Abstain

A proposal to amend (the “Charter Amendment”) FutureTech’s amended and restated certificate of incorporation (as amended, the “Charter”) to extend the date by which FutureTech has to consummate a business combination for an additional twelve months, from August 18, 2025 (the “Termination Date”) to up to August 18, 2026, by electing to extend the date to consummate an initial business combination on a monthly basis for up to twelve times by an additional one month each time after the Termination Date, until August 18, 2026 or a total of up to twelve months after the Termination Date, or such earlier date as determined by our board of directors (the “Board”), unless the closing of the Company’s initial business combination shall have occurred, which we refer to as the “Extension,” and such later date, the “Extended Date,” provided that FutureTech II Partners LLC (the “Sponsor”) (or its affiliates or permitted designees) will deposit into a trust account established for the benefit of the Company’s public stockholders (the “Trust Account”) the lesser of: (i) $___________ and (ii) an aggregate amount equal to $____ multiplied by the number of public shares of the Company that are not redeemed in connection with the stockholder vote to approve the Charter Amendment Proposal for each such one-month extension unless the closing of the Company’s initial business combination shall have occurred, in exchange for a non-interest bearing, unsecured promissory note payable upon consummation of a business combination (each, an “Extension Payment”); provided that, no such Extension Payment is due for any such extension after the approval of an initial business combination by the Company’s public stockholders.	☐	☐	☐

2.	PROPOSAL 2. ADJOURNMENT PROPOSAL —

	For	Against	Abstain

A proposal to direct the chairman of the special meeting to adjourn the special meeting to a later time, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the special meeting, there are not sufficient votes to approve the foregoing proposals.	☐	☐	☐

NOTE: IN HIS DISCRETION, THE PROXY HOLDER IS AUTHORIZED TO VOTE UPON SUCH OTHER MATTER OR MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFIC INDICATION ABOVE. IN THE ABSENCE OF SUCH INDICATION, THIS PROXY WILL BE VOTED “FOR” EACH PROPOSAL AND, AT THE DISCRETION OF THE PROXY HOLDER, ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF.

Dated:

Signature of Stockholder

PLEASE PRINT NAME

Certificate Number(s)

Total Number of Shares Owned

Sign exactly as your name(s) appears on your stock certificate(s). A corporation is requested to sign its name by its President or other authorized officer, with the office held designated. Executors, administrators, trustees, etc., are requested to so indicate when signing. If a stock certificate is registered in two names or held as joint tenants or as community property, both interested persons should sign.

PLEASE COMPLETE THE FOLLOWING:

I plan to attend the Annual Meeting (Circle one):	Yes	No

Number of attendees: __________________________

PLEASE NOTE:

STOCKHOLDER SHOULD SIGN THE PROXY PROMPTLY AND RETURN IT IN THE ENCLOSED ENVELOPE AS SOON AS POSSIBLE TO ENSURE THAT IT IS RECEIVED BEFORE THE ANNUAL MEETING. PLEASE INDICATE ANY ADDRESS OR TELEPHONE NUMBER CHANGES IN THE SPACE BELOW.